                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           UNISOURCE WORLDWIDE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           UNISOURCE WORLDWIDE, INC.
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                           UNISOURCE WORLDWIDE, INC.

               [LOGO OF UNISOURCE WORLDWIDE, INC. APPEARS HERE]

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               JANUARY 28, 1998

                               ----------------

To the Stockholders of Unisource Worldwide, Inc. ("Unisource" or the
"Company"):

  You are invited to be present either in person or by proxy at the annual meeting of stockholders of Unisource to be held on January 28, 1998, at 10:00 a.m. (EST), at the Company's new corporate headquarters located at 1100 Cassatt Road, Berwyn, Pennsylvania, 19312 to consider and act upon the following proposals:

    1. To elect three Class I directors to serve for a term expiring at the 2001 annual meeting of stockholders and until their successors are elected and qualified;

    2. To approve the Unisource Worldwide, Inc. Stock Option Plan for employees;

    3. To approve the Unisource Worldwide, Inc. Incentive Compensation Plan;

    4. To approve the Unisource Worldwide, Inc. Restricted Stock Plan for Directors;

    5. To approve the Unisource Worldwide, Inc. Directors' Stock Option Plan;
       and

    6. To transact such other business as may properly come before the meeting.

  Stockholders of Unisource of record at the close of business on December 1, 1997 are entitled to vote at the annual meeting and any adjournments thereof. All stockholders are urged to attend the meeting or to vote by proxy.

  If you do not expect to attend the meeting in person, please sign and return the accompanying proxy in the enclosed postage prepaid envelope. If you later find that you can be present or for any other reason desire to revoke your proxy, you can do so at any time before the voting by giving notice to the Secretary of the Company.

                                          Sincerely,

                                          /s/ Ray B. Mundt

                                          Ray B. Mundt
                                          Chairman and Chief Executive Officer
                                          Unisource Worldwide, Inc.

Berwyn, Pennsylvania
December 2, 1997

                           UNISOURCE WORLDWIDE, INC.
                               1100 Cassatt Road
                                 P.O. Box 3000
                          Berwyn, Pennsylvania 19312


                                PROXY STATEMENT

  Prior to December 31, 1996, Unisource Worldwide, Inc. ("Unisource" or the "Company") was a wholly-owned subsidiary of Alco Standard Corporation ("Alco"). Effective December 31, 1996, one share of Unisource common stock ("Common Stock") was distributed to holders of Alco common stock for every two shares of Alco common stock owned at the established record date (the "Spin-off"). On January 23, 1997, Alco changed its name to, and is now known as, IKON Office Solutions, Inc. ("IKON"). As a result of the Spin-off, Unisource became a separate public company.

  This proxy statement is furnished in connection with the solicitation by the Board of Directors of Unisource of proxies to be voted at its annual meeting of stockholders on January 28, 1998 (the "Annual Meeting") and all adjournments thereof. This proxy statement and accompanying proxy card will first be mailed to stockholders on or about December 12, 1997.

  Only holders of record of Unisource Common Stock at the close of business on December 1, 1997 will be entitled to vote. On that date, there were 69,023,611 shares of common stock issued and outstanding. Each share of common stock entitles the holder thereof to one vote.

                      NOMINEES FOR ELECTION AS DIRECTORS

  The Company's Board of Directors currently consists of seven directors. The Board of Directors is divided into three classes with the terms of office of the respective classes ending in successive years. There are three directors in Class I for which the term in office expires at the upcoming Annual Meeting. There are two directors in Class II for which the term in office expires at the 1999 annual meeting of stockholders and two directors in Class III for which the term in office expires at the 2000 annual meeting of stockholders.

  The stockholders are being asked to vote on the election of three Class I directors to serve as directors until the 2001 annual meeting of stockholders and until their successors are duly elected and qualified. The other four directors shall continue to serve as described above.

  Set forth below are the age and certain other information regarding each nominee and each director continuing in office, including a description of his positions and offices with the Company, if any; a brief description of his principal occupation and business experience during at least the last five years; and directorship positions presently held by him in certain other organizations. All of the directors, except Mr. Kelly, first became members of the Board of Directors on January 1, 1997. Mr. Kelly joined the Board in November, 1997.

          NAME                 PRINCIPAL OCCUPATION OR EMPLOYMENT FOR PAST FIVE YEARS        AGE
          ----                 ------------------------------------------------------        ---
CLASS I DIRECTORS:
James J. Forese......... Executive Vice President and President, International Operations,    61
                          IKON (1997-Present); Executive Vice President and Chief Operating
                          Officer, Alco (1996-1997); General Manager, IBM Customer
                          Financing, and Chairman, IBM Credit Corporation (1993-1995); IBM
                          Vice President, Finance (1990-1993); IBM Vice President and Group
                          Executive (1988-1990). Also serves as a director of American
                          Management Systems, Inc. and NUI Corporation.

         NAME                PRINCIPAL OCCUPATION OR EMPLOYMENT FOR PAST FIVE YEARS         AGE
         ----                ------------------------------------------------------         ---
 James P. Kelly...... Chairman and Chief Executive Officer (1997-Present), Vice Chairman     54
                       (1996-1997), Senior Vice President and Chief Operating Officer
                       (1992-1996), and Senior Vice President and National Relations
                       Group Manager (1988-1992), United Parcel Service ("UPS"). Also
                       serves as a director of UPS.
 Rogelio G. Sada..... Member, Mexican National Congress (1997-Present); Private investor;    62
                       Mayor, San Pedro, N.L., Mexico (1992-1994); President and Chief
                       Executive Officer, VITRO, a glass and glass-related products manufacturer in Mexico (1972-1985).
 CLASS II DIRECTORS:
 Paul J. Darling, II. Chairman, President and Chief Executive Officer, Corey Steel           59
                       Company (1984-Present). Also serves as a director of Liberty
                       Mutual Insurance Company, Liberty Mutual Fire Insurance Company
                       and Liberty Financial Companies, Inc.
 Dana G. Mead........ Chairman and Chief Executive Officer (1994-Present), President and     61
                       Chief Operating Officer (1992-1994), and director (1992-Present),
                       Tenneco, Inc.; Executive Vice President (1989-1992), Senior Vice
                       President (1986-1989), International Paper Company. Also serves as a director of Case Corporation, Newport News Shipbuilding, Inc.,
                       and Textron, Inc.
 CLASS III DIRECTORS:
 Ray B. Mundt........ Chairman and Chief Executive Officer (1996-Present), Unisource;        69
                       Director (1971-1996), Chairman (1986-1995), Chief Executive
                       Officer (1980-1993) and President (1974-1988), Alco. Also serves as a director of Liberty Mutual Insurance Company, Liberty Mutual
                       Fire Insurance Company and Liberty Financial Companies, Inc.
 James W. Stratton... President, Stratton Management Company (1972-Present); Chairman        60
                       (1993-Present) and a director, Stratton Small-Cap Yield Fund;
                       Chairman (1981-Present) and a director, Stratton Monthly Dividend
                       Shares; Chairman (1972-Present) and a director, Stratton Growth
                       Fund. Also serves as a director of UGI Corporation, Amerigas
                       Propane and Teleflex.

                COMMITTEES OF THE BOARD OF DIRECTORS; MEETINGS

  During fiscal 1997, there were two standing committees of the Board of Directors, the Audit Committee and the Human Resources Committee. The Unisource Board does not currently have a separate Nominating Committee, because such functions are performed by the Human Resources Committee.

  The Audit Committee (Messrs. Darling (Chairman) and Forese) met three times during the fiscal year ended September 30, 1997. The Audit Committee approves the selection of independent accountants; reviews auditing and financial accounting and reporting matters, the adequacy of internal accounting controls and asset security, audit fees and expenses; and counsels regarding auditing, financial, accounting and reporting matters.

  The Human Resources Committee (Messrs. Mead (Chairman), Sada and Stratton) met three times during the fiscal year ended September 30, 1997. The Human Resources Committee reviews and recommends compensation of officers and directors; administers incentive compensation and stock option plans; and counsels regarding compensation of other key employees, management development and succession, and major personnel matters.

  During the fiscal year, the Board of Directors met three times. Each director attended at least 75% of the total number of the meetings of the Board of Directors and the meetings of all committees on which he served, except Mr. Sada who attended two of the three meetings of the Board of Directors and two of the three meetings of the Human Resources Committee. Mr. Kelly was not a member of the Board of Directors during fiscal 1997.

            SECURITY OWNERSHIP OF UNISOURCE COMMON STOCK BY CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS OF UNISOURCE

  The table below sets forth the shares of Common Stock of Unisource that were beneficially owned (as determined by rules of the Securities and Exchange Commission) by: (i) each person known to the Company to own beneficially more than five percent of the outstanding shares of Unisource Common Stock; (ii) each director of Unisource; (iii) each executive officer named in the summary compensation table set forth herein (a "Named Executive Officer"); and (iv) the directors and executive officers of Unisource, as a group. Except as qualified by information set forth in the notes to this table, the ownership information presented below with respect to all persons and organizations is based on record ownership of Unisource Common Stock at November 24, 1997.

                                                    NUMBER OF     PERCENTAGE OF
                               NUMBER OF SHARES      SHARES        OUTSTANDING
                                 BENEFICIALLY      ACQUIRABLE       UNISOURCE
                                   OWNED(1)     WITHIN 60 DAYS(2)  COMMON STOCK
                               ---------------- ----------------- -------------
5% STOCKHOLDERS:
FMR Corp.(3)..................    7,534,950              --           10.92%
 82 Devonshire Street,
 Boston, Massachusetts 02109
DIRECTORS AND EXECUTIVE
 OFFICERS:
Paul J. Darling, II...........        4,912            8,260             *
Thomas A. Decker..............       25,378            5,000             *
James J. Forese...............       39,771            7,685             *
James P. Kelly................          200              --              *
Dana G. Mead..................       20,951            8,260             *
Hugh G. Moulton...............      154,560(4)       110,844             *
Ray B. Mundt..................      144,366(5)        24,218             *
David L. Rhodes, Jr...........       30,301           23,579             *
Rogelio G. Sada...............       13,518          106,711             *
James W. Stratton.............        8,254           38,784             *
Charles F. White..............       83,095           84,656             *
All directors and executive
 officers as a group
 (14 persons).................      604,743(6)       430,443           1.49%

--------
*   Less than one percent.

(1) Includes securities held under the Unisource Retirement Savings Plan, securities awarded under the Unisource Incentive Compensation Plan (which are subject to performance-based vesting conditions), securities purchased with matching contributions under the Partners' Stock Purchase Plan (which are subject to certain serviced-based vesting requirements), securities awarded under the Restricted Stock Plan for Directors, and where applicable, securities owned by spouses and minor children of the persons identified herein.
(2) Includes shares which may be acquired within sixty days of November 24, 1997 through the exercise of stock options.
(3) This information is based upon a Schedule 13G filed by FMR Corp. (and certain affiliates hereafter described) with the Securities and Exchange Commission on June 9, 1997. As of such date, FMR Corp. was the beneficial owner of 7,534,950 shares of the issued and outstanding common stock of Unisource. As of June 9, 1997, Edward C. Johnson, III owned 12%, and Abigail P. Johnson owned 24.5%, of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson is Chairman of FMR Corp., and Ms. Johnson is a director of FMR Corp.
(4) Includes 6,400 shares owned by family members, the beneficial ownership of which Mr. Moulton disclaims.
(5) Includes 31,973 shares owned by family members, the beneficial ownership of which Mr. Mundt disclaims.
(6) Includes 38,373 shares owned by family members of directors and executive officers, the beneficial ownership of which is disclaimed.

    As of September 30, 1997, Unisource employees, through direct ownership or employee benefit plans, owned approximately 7.39% of the outstanding Unisource Common Stock.

                            EXECUTIVE COMPENSATION

SUMMARY OF EXECUTIVE COMPENSATION

  The following table shows, for the fiscal years indicated, the compensation awarded to, earned by or paid to the Unisource Chief Executive Officer and the four most highly compensated executive officers of Unisource other than the Unisource Chief Executive Officer who were serving at September 30, 1997. During the periods listed below, except as noted in the table footnotes, all cash compensation was paid by Unisource.

                          SUMMARY COMPENSATION TABLE

                             ANNUAL COMPENSATION               LONG TERM COMPENSATION
                          --------------------------- -----------------------------------------
                                                                AWARDS              PAYOUTS
                                                      -------------------------- --------------
                                                       RESTRICTED   SECURITIES                   ALL OTHER
   NAME AND PRINCIPAL     FISCAL                         STOCK      UNDERLYING        LTIP      COMPENSATION
        POSITION           YEAR  SALARY($)   BONUS($) AWARDS($)(1) OPTIONS(#)(2)  PAYOUTS($)(3)    ($)(4)
   ------------------     ------ ----------  -------- ------------ ------------- -------------- ------------
Ray B. Mundt............   1997   $850,000   $    --    $    --       205,818       $    --       $ 64,252
 Chairman and Chief        1996    141,667(5)     --         --           --             --        539,916
 Executive Officer
Charles F. White........   1997    400,000        --     636,875      154,448            --         37,588
 President and Chief       1996    254,175        --         --           --         155,760        59,076
 Operating Officer
Hugh G. Moulton(6)......   1997    250,000        --     356,563      192,763            --         73,748
 Executive Vice            1996    250,000    250,000        --           --         453,414        98,211
 President and
 Chief Administrative
 Officer
David L. Rhodes, Jr.....   1997    208,000     74,880    356,563       60,485            --         17,494
 Senior Vice President-    1996    200,000        --         --           --             --         30,451
 Sales and Marketing
Thomas A. Decker(7).....   1997    183,333     91,667    356,563       50,000            --          5,988
 Senior Vice President,    1996        --         --         --           --             --            --
 General Counsel and
 Secretary

--------
(1) Represents the aggregate value as of the date of grant of outstanding shares awarded in fiscal 1997 under Unisource's Incentive Compensation Plan, which awards are subject to certain performance-based vesting conditions including fiscal 1998 and 1999 performance. For the plan period ended September 30, 1997, threshold performance was not achieved and the shares previously awarded for this plan period were canceled. The value as of September 30, 1997 of the remaining awards for the Named Executive Officers is as follows: $570,000 for Mr. White and $285,000 for each of Messrs. Decker, Moulton and Rhodes.
(2) Includes options granted in fiscal 1997 including the following options granted pursuant to the Alco Option Exchange in connection with the Spin-off (see "-Option Grants" below): Mr. Mundt, 3,818 shares; Mr. White, 143,948 shares; Mr. Moulton, 167,763 shares; and Mr. Rhodes, 40,485 shares. Mr. Decker was not employed by Unisource prior to the Spin-off and therefore did not participate in the Alco Option Exchange.
(3) The amounts for Messrs. White and Moulton represent LTIP payouts based upon Alco's performance for the 1994-1996 plan period that were paid by Alco in October 1996, in the form of Alco common stock based on fair market value on September 30, 1996, the last day of the plan period.
(4) Amounts reflected for 1997 include Unisource's matching contributions under the Unisource Retirement Savings Plan and Partners' Stock Purchase Plan, a portion of which may be subject to certain vesting requirements. The amounts reflected for Messrs. White, Moulton and Rhodes for 1997 also include above-market interest earned on deferred compensation in the amounts of $4,700, $1,917 and $544, respectively. Amounts reflected for 1996 with respect to Mr. Mundt include retirement income paid pursuant to Alco's pension plans ($315,618), consulting income ($200,000) and certain compensation described in the next sentence. For Messrs. Mundt, White, Moulton, and Rhodes, amounts for 1996 include the value of shares of Alco common stock purchased with matching contributions under Alco's stock purchase plans, calculated as of the date of purchase, as follows: $24,298, $54,343, $71,727, and $30,451; the remaining amounts for
   Messrs. White and Moulton represent above-market interest earned on deferred compensation.
(5) Reflects salary paid to Mr. Mundt during fiscal 1996. Mr. Mundt assumed his current responsibilities as Chairman and Chief Executive Officer of Unisource on August 1, 1996.
(6) At all times during fiscal 1996, Mr. Moulton served as Executive Vice President of Alco, and continued in that capacity until January 1, 1997, at which time he assumed the position shown above. Mr. Moulton's cash compensation prior to January 1, 1997 was paid by Alco.
(7) Reflects compensation paid to Mr. Decker during fiscal 1997, beginning January 30, 1997, the date on which Mr. Decker's employment with Unisource commenced. Mr. Decker's bonus was based on the terms of his employment under which he became entitled to a minimum bonus of 50% of salary paid in fiscal 1997 and under which salary at the rate of $275,000 will continue for a period of eighteen months in the event his employment is terminated by the Company without cause.

OPTION GRANTS

  Under the terms of the Spin-off, Alco required Unisource to issue Unisource options to Unisource employees holding Alco options in order to preserve their inherent economic value and to avoid forfeiture of unvested options. As a result, Unisource issued options to employees for 2,472,378 shares on January 1, 1997 at exercise prices below market in exchange for such Alco options (the "Alco Option Exchange"). Such Unisource options were issued pursuant to a formula which preserved the economic value inherent in the Alco options surrendered in the option exchange. These options expire, will vest, and may be exercised in accordance with terms comparable to those in effect under the corresponding Alco options.

  The following table shows option grants to the Named Executive Officers during the 1997 fiscal year including options issued at below market exercise prices pursuant to the terms of the Spin-off.

                     OPTION GRANTS IN LAST FISCAL YEAR(1)

                            NUMBER        OPTIONS
                         OF SECURITIES   GRANTED TO   EXERCISE
                          UNDERLYING     EMPLOYEES    OR BASE                 GRANT DATE
                            OPTIONS    IN FISCAL YEAR   PRICE     EXPIRATION    PRESENT
                          GRANTED(#)        (%)         ($)          DATE     VALUE($)(2)
                         ------------- -------------- --------    ---------- -------------
Ray B. Mundt............      3,818(3)       .12%     $11.0186(4)    (5)       $  8,438(6)
                            102,000         3.30%      22.6250      1/23/07     462,060
                            100,000         3.24%      18.6875      8/05/07     374,000
Charles F. White........    143,948(3)      4.66%      11.5035(4)    (5)        331,233(6)
                             10,500          .34%      22.6250      1/23/07      47,565
Hugh G. Moulton.........    167,763(3)      5.43%       6.6653(4)    (5)        223,373(6)
                             25,000          .81%      22.6250      1/23/07     113,250
David L. Rhodes, Jr.....     40,485(3)      1.31%      11.6987(4)    (5)         94,798(6)
                              1,323          .04%      17.4313     11/07/06       4,617
                             20,000          .65%      22.6250      1/23/07      90,600
Thomas A. Decker........     25,000          .81%      22.6250      1/23/07     113,250
                             25,000          .81%      18.6875      8/05/07      93,500

--------
(1) Except as described in the notes to this table, all stock options were granted at an exercise price equal to the fair market value of Unisource Common Stock on the date of grant and become exercisable at the rate of 20% per year from the date of grant.
(2) The option grant present value was calculated using Black-Scholes option valuation methodology, based on the following assumptions: (a) options remain outstanding for an average of 5.4 years and become exercisable in accordance with the relevant option vesting period; (b) 5.90% expected risk-free rate of return relative to the exercise price; (c) 24.1% expected volatility; and (d) 4.18% expected dividend yield.
(3) Reflects award of Unisource options granted pursuant to the Alco Option Exchange.
(4) The exercise price of the Unisource stock options granted pursuant to the Alco Option Exchange was set at a price below the then-existing fair market value of Unisource Common Stock. The exercise price and the number of options were calculated pursuant to a formula designed to preserve the inherent economic value of the Alco stock options surrendered in the Alco Option Exchange. The exercise price for these options reflects the exercise price (or the approximate weighted average exercise price where there were multiple exercise prices with respect to such options) of the options granted pursuant to the Alco Option Exchange. These options are exercisable in accordance with the original exercise terms applicable to the Alco stock options surrendered in the Alco Option Exchange.
(5) The expiration dates for the Unisource stock options granted pursuant to the Alco Option Exchange are the same as the expiration dates of the Alco stock options that were surrendered in such exchange. The options expire ten years after the date of grant of the Alco stock options. All such options will expire on various dates prior to November 8, 2006.
(6) Reflects the aggregate present value as of the original grant date of the Alco options and not the date of exchange, assuming that the options had been issued by Unisource at fair market value on the original Alco grant date utilizing the valuation methodology and assumptions set forth in note
    (2) to this table.

OPTION EXERCISES

  The following table shows Unisource stock option exercises during fiscal 1997 and the aggregate year-end value of options for the Named Executive
Officers:

         OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                               NUMBER OF    NUMBER OF    VALUE OF
                                              SECURITIES   SECURITIES   UNEXERCISED   VALUE OF
                                              UNDERLYING   UNDERLYING     IN-THE-    UNEXERCISED
                                              UNEXERCISED  UNEXERCISED     MONEY    IN-THE-MONEY
                           SHARES             OPTIONS AT   OPTIONS AT   OPTIONS AT   OPTIONS AT
                          ACQUIRED    VALUE     FY-END       FY-END       FY-END       FY-END
                         ON EXERCISE REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          NAME               (#)       ($)        (#)          (#)        ($)(1)       ($)(1)
          ----           ----------- -------- ----------- ------------- ----------- -------------
Ray B. Mundt............      --     $   --      3,818       202,000    $   30,473    $ 31,250
Charles F. White........      --         --     75,941        78,507       834,465     244,645
Hugh G. Moulton.........   46,043    460,419    95,259        51,461     1,184,249     284,012
David L. Rhodes, Jr.....      --         --     13,705        46,780       115,123     180,468
Thomas A. Decker........      --         --        --         50,000           --        7,813

--------
(1) Value of options equals fair market value of Unisource Common Stock as of September 30, 1997 ($19.00), less the exercise price, multiplied by the number of shares underlying the stock options.

LONG-TERM INCENTIVE COMPENSATION PLAN AWARDS

  The following table shows the maximum number of shares in long-term incentive compensation awards granted to Named Executive Officers under Unisource's Incentive Compensation Plan during fiscal 1997 and the estimated maximum number of shares which will become payable under such plan at the end of the performance period upon attainment of specified threshold, target and maximum performance levels:

      LONG-TERM INCENTIVE COMPENSATION PLANS--AWARDS IN LAST FISCAL YEAR

                                         PERFORMANCE    ESTIMATED FUTURE PAYOUTS
                                       OR OTHER PERIOD   (IN NUMBER OF SHARES)
                             NUMBER OF UNTIL MATURATION ------------------------
            NAME              SHARES      OR PAYOUT     THRESHOLD TARGET MAXIMUM
            ----             --------- ---------------- --------- ------ -------
Charles F. White............   2,500    1/1/97-9/30/97      (1)      (1)    (1)
                               5,000    1/1/97-9/30/98       0     2,500  5,000
                              25,000    1/1/97-9/30/99       0    12,500 25,000
Hugh G. Moulton.............   2,500    1/1/97-9/30/97      (1)      (1)    (1)
                               5,000    1/1/97-9/30/98       0     2,500  5,000
                              10,000    1/1/97-9/30/99       0     5,000 10,000
David L. Rhodes, Jr. .......   2,500    1/1/97-9/30/97      (1)      (1)    (1)
                               5,000    1/1/97-9/30/98       0     2,500  5,000
                              10,000    1/1/97-9/30/99       0     5,000 10,000
Thomas A. Decker............   2,500    1/1/97-9/30/97      (1)      (1)    (1)
                               5,000    1/1/97-9/30/98       0     2,500  5,000
                              10,000    1/1/97-9/30/99       0     5,000 10,000

--------
(1) For the performance period ended September 30, 1997, above threshold performance was not achieved and these awards were canceled.

PENSION PLAN AND SUPPLEMENTAL RETIREMENT PLAN

  The following table shows estimated annual retirement benefits that would be payable to participants under Unisource's Pension Plan and, if applicable, the Supplemental Executive Retirement Plan ("SERP"), upon normal retirement at age 65 under various assumptions as to final average annual compensation and years of credited service and on the assumption that benefits will be paid in the form of a single life annuity. The benefits are not subject to any reduction for Social Security benefits.

                     ESTIMATED ANNUAL RETIREMENT BENEFITS

                                              YEARS OF CREDITED SERVICE
                                       ---------------------------------------
      FINAL AVERAGE COMPENSATION          5      10      20      30      35
      --------------------------       ------- ------- ------- ------- -------
$200,000.............................. $10,000 $20,000 $40,000 $60,000 $70,000
250,000...............................  12,500  25,000  50,000  75,000  87,500
300,000...............................  15,000  30,000  60,000  90,000 105,000
400,000...............................  20,000  40,000  80,000 120,000 140,000
500,000 or above......................  25,000  50,000 100,000 150,000 175,000

  Covered compensation under the Pension Plan and SERP of each of the Named Executive Officers includes salary and bonus as set forth in the Summary Compensation Table. The years of credited service as of September 30, 1997 for the Named Executive Officers is as follows: Mr. Mundt--25.7 years; Mr. White--
32.3 years; Mr. Moulton--26.9 years; Mr. Rhodes, Jr.--5.4 years; and Mr. Decker--10.67 years, including 10 years of credited service under the SERP in accordance with the terms of his employment.

DIRECTOR COMPENSATION

  Each independent director is entitled to receive fees of $30,000 per year for service on the Board of Directors and committees, and Committee Chairs also receive $5,000 per committee per year (collectively, "Annual Retainer").

  The Company's Directors' Stock Option Plan (the "Directors' Option Plan") enables directors of Unisource to receive all or a portion of their Annual Retainer in the form of options to purchase Unisource Common Stock at exercise prices equal to 25% to 75% (as determined by the Board) of the fair market value on the date such options are granted. The options are exercisable for twenty years and will not terminate upon the director's termination as a director (except in the case of death), but generally may not be exercised prior to the twelve-month anniversary of the date of grant. An option which is outstanding on the date of a director's death may be exercised by such director's legal representative for a twelve-month period following the date of death.

  In addition to the foregoing, each independent director receives an annual award of 800 shares of restricted stock under the Restricted Stock Plan for Directors and an annual grant of an option to purchase 3,000 shares of Unisource's Common Stock pursuant to the Directors' Option Plan. See "-- Restricted Stock Plan for Directors" and "--Directors' Stock Option Plan." below.

LOAN PROGRAM

  The Company adopted a loan program in order to encourage persons designated as "partners" to purchase and retain Unisource Common Stock. Such loans require that the loan be secured by the borrower's pledge of Unisource (or
IKON) Common Stock having a value at the time of the loan of not less than twice the amount of the loan. Such loans are payable upon demand and bear interest at an annual rate of 6%. As of September 30, 1997, loans were outstanding to 15 Unisource partners in an aggregate amount of approximately $1,110,500. From October 1, 1996 to September 30, 1997, the indebtedness under the Company's loan program for the Named Executive Officers who participated in this program and the specified group was as follows:

                                          LARGEST AMOUNT   AMOUNT OUTSTANDING
                                           OUTSTANDING             AT
             NAME OR GROUP               DURING PERIOD($) SEPTEMBER 30, 1997($)
             -------------               ---------------- ---------------------
Hugh G. Moulton.........................     $300,000           $300,000
David L. Rhodes, Jr. ...................       38,000             38,000
All Unisource directors and executive
 officers as a group....................      488,000            488,000

          HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Unisource's executive compensation program is administered by the Human Resources Committee (the "Committee") of the Board of Directors, which has responsibility for all aspects of the compensation program for the executive officers of Unisource. The Committee is comprised of the three directors listed at the end of this report, none of whom is an employee of Unisource and each of whom qualifies as a disinterested person for the purpose of Rule 16b-3 under the Securities Exchange Act of 1934 and an outside director for purposes of Section 162(m) of the Internal Revenue Code (the "Code").

  The Committee's primary objective is to establish and administer programs which attract and retain key executives, and to align their compensation with Unisource's performance, business strategies and growth in stockholder value. To this end, the Committee has established, and the Board of Directors has endorsed, an executive compensation philosophy which includes the following elements:

  --A "pay-for-performance" orientation under which compensation reflects corporate, business unit and individual performance;

  --An emphasis on stock incentives to closely align the interest of executives with the long-term interests of stockholders;

  --An emphasis on total compensation under which base salaries are generally set at or near competitive levels but which motivates and rewards executives with total compensation, including incentive programs, at or above competitive levels if corporate or individual performance is superior;

  --An appropriate balance of short and long-term compensation which facilitates retention of talented executives, rewards long-term strategic planning, and encourages Unisource stock ownership; and

  --Recognition that as an executive's level of responsibility increases, a greater portion of the total compensation opportunity should be based on stock and other performance incentives and less on salary and benefits.

  As a matter of policy, the Committee recommends that its executive compensation plans be structured so that compensation subject to the $1,000,000 deduction limit of Section 162(m) of the Code is minimized.

  The primary components of Unisource's executive compensation program are (a) base salaries; (b) annual cash bonus opportunities; and (c) long-term incentive opportunities. The Committee does not consider the market for determining the compensation of Unisource's executives to be limited to the companies included in the industry performance graph provided below. The companies considered to be comparable to Unisource for compensation purposes include a broad cross-section of companies which are representative of distribution and logistics companies and those which are representative of industry generally.

BASE SALARIES

  Base salaries for executive officers are reviewed annually and are subject to adjustment on the basis of individual, corporate, and business unit performance, as well as competitive, inflationary and internal equity considerations. Base salaries generally are fixed at or near the 50th percentile of predicted executive salaries paid by comparable companies based upon survey data compiled by Unisource's compensation consultant.

ANNUAL BONUS

  Annual bonus payments to executive officers are awarded pursuant to the Unisource Incentive Compensation Plan, and are based on corporate or business unit performance compared to the targets established for the year. These annual bonus payments are in amounts equal to a percentage of base salary. They generally range from 0% for threshold, 30-50% for target, and 60-100% for maximum performance. For the Named Executive Officers, annual bonus potential (as a percentage of base salary) is 0% for threshold, 50% for target and 100% for maximum performance. For performance between threshold and maximum levels, bonus awards are prorated on a straight line basis. For corporate officers, the original targets for fiscal 1997 were based upon growth in "economic value per share." For these purposes, "economic value" reflects the results of the performance factors and investment variables which are within management's control. It disregards macro-economic factors such as interest rates and taxes which also affect market prices for Unisource's stock. As a result, changes in "economic value per share" may not be accompanied by corresponding increases or decreases in stock prices over the measurement period. For fiscal 1997, the annual bonus plan for corporate officers was based on increases in economic value per share over this value at the end of fiscal 1996. Since 1997 was a transition year, the annual bonus plan for corporate officers included earnings per share as an alternative measure. Based on its performance in 1997, Unisource did not achieve target performance under either measure so that no bonuses were earned under the original bonus plan.

  Since corporate performance was adversely affected by depressed pricing in the paper industry, and in order to furnish incentives to maximize performance in the second half of the fiscal year, the Committee approved a special bonus program for corporate officers and operating management for the last six months of fiscal 1997. Messrs. Mundt, White and Moulton were not eligible to participate in this program. The targets for the special six month bonus plan were equally weighted between earnings per share and asset management during the last half of the fiscal year. The maximum bonus which could be earned was 50% of salary for the full fiscal year. Because of corporate performance from April 1 to September 30, 1997, corporate officers (other than Messrs. Mundt, White and Moulton) earned a bonus of 36% of full year bonus potential. Mr. Decker's bonus of $91,667 was based on the terms of his employment under which he became entitled to a minimum bonus of 50% of salary paid for fiscal 1997 without regard to corporate performance.

LONG-TERM INCENTIVE COMPENSATION

LTIP AWARDS

  The Unisource Incentive Compensation Plan, which is intended to align the long-term interests of Unisource's executives with those of Unisource's stockholders, authorizes the Committee to make awards which motivate and reward growth in stockholder value by granting to eligible executives awards which vest only if certain performance criteria are met ("LTIP"). The LTIP awards currently consist of shares of Unisource restricted stock. To the extent that performance targets are achieved, awards vest and the shares of restricted stock are distributed in three equal annual installments following the end of the performance period. To the extent that performance targets are not achieved, the shares are forfeited. Participants are entitled to vote the shares and to receive dividends on the shares of restricted stock awarded under the LTIP until such time as they are forfeited.

  For corporate officers for the period ended September 30, 1997, the LTIP was based on total stockholder return (stock price appreciation and dividends) compared with the total stockholder return of the Standard & Poor's Mid-Cap 400 Index and a combination of the S&P 500 and S&P Mid-Cap 400 Paper and Forest Products sub-indices.

  Since threshold performance was not achieved for the plan period ended September 30, 1997, awards previously made for executive officers for such period were canceled.

STOCK OPTIONS

  Stock options are granted under the Company's Stock Option Plan for employees to motivate performance which maximizes stockholder value. Stock options are generally granted for ten-year terms and vest over employment periods of five years. The exercise price of these stock options is the fair market value of Unisource stock on the date of grant.

  In fiscal 1997, Mr. Mundt's receipt of options to purchase 202,000 shares reflected his key leadership role as Chief Executive Officer of the Company. Mr. White's receipt of an option to purchase 10,000 shares reflected his role as President and Chief Operating Officer and supplements a previous grant of an Alco option made at the time he was appointed to his present position in August 1996. Mr. Decker's receipt of options to purchase 50,000 shares reflected his acceptance of his position as Unisource's Senior Vice President, General Counsel and Secretary, and his key role as a senior officer of the Company. Each of Mr. Moulton's receipt of an option to purchase 25,000 shares and Mr. Rhodes' receipt of an option to purchase 20,000 shares reflected their roles as Executive Vice President and Senior Vice President-Sales & Marketing, respectively. In addition, Messrs. Mundt, White, Moulton, and Rhodes were granted options to purchase 3,818, 143,948, 167,763, and 40,485 shares, respectively, pursuant to the Alco Option Exchange.

THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS

    Dana G. Mead (Chairman)
    Rogelio G. Sada
    James W. Stratton

              BENEFIT PLAN DESCRIPTIONS FOR STOCKHOLDER APPROVAL

PROPOSALS

  At the Annual Meeting, there will be presented to the stockholders proposals to approve the following benefit plans: (i) the Unisource Worldwide, Inc. Stock Option Plan; (ii) the Unisource Worldwide, Inc. Incentive Compensation Plan; (iii) the Unisource Worldwide, Inc. Restricted Stock Plan for Directors; and (iv) the Unisource Worldwide, Inc. Directors' Stock Option Plan. The principal terms of the plans are summarized below.

STOCK OPTION PLAN

TERMS OF STOCK OPTION PLAN

  Unisource has adopted a Stock Option Plan for employees (the "Stock Option Plan"), which is intended to provide an incentive to employees and other persons who will be responsible for Unisource's future growth and continued success. The Stock Option Plan authorizes grants of options for an aggregate of 10,000,000 shares of Common Stock (subject to adjustment for stock splits, stock dividends and similar adjustments in certain other circumstances). This aggregate number includes shares issued as a result of the Alco Option Exchange. If and to the extent options expire, terminate or are canceled, the number of unpurchased shares shall again be available for grant under the Stock Option Plan.

  Options may be granted to employees of Unisource or its subsidiaries, including employee directors and officers, and to persons who provide services as independent contractors to Unisource or its subsidiaries. Members of the Board of Directors who are not employees of Unisource or a subsidiary are not eligible to participate in the Stock Option Plan. See "--Director
Compensation."

  The Stock Option Plan authorizes grants at per share option prices equal to, less than or greater than the fair market value of shares of Unisource Common Stock on the date of grant. Option grants at less than the fair market value of Unisource Common Stock have been limited to grants made pursuant to the Alco Option Exchange solely to preserve the inherent economic value of the surrendered options. No person may receive options for more than 500,000 shares of Common Stock (subject to adjustment) pursuant to the Stock Option Plan in any fiscal year. The Human Resources Committee administers the Stock Option Plan and determines the persons to whom options will be granted, the date of grant, the number of shares to be subject to each option, the option price, the duration, and the other terms and conditions of the options. Options will be granted for various terms, but, unless the Human Resources Committee provides otherwise, they will generally terminate three months following the optionee's termination of employment or service or, in the case of death or disability, within one year thereafter, but in any event no later than the expiration of the option term. Options generally become exercisable in five equal annual installments beginning one year from the date of grant. Options generally are not transferable except by will or the laws of descent and distribution. The Human Resources Committee will determine whether to grant options qualifying as "incentive stock options" under Section 422 of the Code ("ISOs"), non-qualified options which do not so qualify ("NQOs"), or a combination of both. Only employees of Unisource or its majority owned subsidiaries are eligible to receive ISOs. The option price of an ISO will not be less than the fair market value on the date of grant and the option term of an ISO will not exceed ten years.

  The Human Resources Committee may establish conditions precedent to the right to exercise options. Options may be exercised by paying the option price in cash or in the form of Common Stock, or through a broker-assisted exercise. An employee may satisfy tax withholding obligations by having Unisource reduce the number of shares issuable upon the exercise of the option by the withholding tax obligations. Unisource's obligation to issue shares under options granted under the Stock Option Plan will be subject to all applicable laws, rules and regulations, and to such approvals as may be required by any governmental agencies.

  The Board may amend or terminate the Stock Option Plan at any time, except that, with certain exceptions, no such amendment or termination may adversely affect the rights of the holders of then outstanding options, without such holders' consent.

  As of September 30, 1997, 14,200 employees (including eight officers) were eligible for grants under the Stock Option Plan, and options covering 3,056,131 shares for employees (including 709,132 shares for officers) were outstanding under the Stock Option Plan. If the Stock Option Plan is not approved by the stockholders, no additional grants will be made under the plan.

FEDERAL INCOME TAX TREATMENT

  Under the Code, an optionee will not recognize taxable income upon the grant of a NQO. The optionee will recognize ordinary income upon the exercise of a NQO to the extent that the fair market value of the shares at the time of exercise exceeds the aggregate option exercise price. Unisource is generally entitled to a deduction for federal income tax purposes with respect to the optionee's ordinary income.

  An optionee will not recognize taxable income upon the grant or exercise of an ISO, except that the excess of the fair market value of the shares at the time of exercise over the option exercise price is generally included in the optionee's alternative minimum tax calculation for the year in which the ISO is exercised. Unisource will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an ISO. If the optionee holds the shares for at least two years after the date of grant and one year after the date the option is exercised, any difference between the amount received upon sale and the aggregate option exercise price is treated as capital gain or loss; under these circumstances, Unisource will not be allowed a deduction for federal income taxes. If the optionee does not comply with the foregoing holding periods, ordinary income is recognized in the year of disposition of the shares in an amount equal to the lesser of the sale price or the fair market value on the date of exercise, less the option price, and any additional gain is capital gain. Unisource generally will be allowed a deduction for federal income taxes equal to such ordinary income recognized.

  Under Section 162(m) of the Code, the Company may be precluded from claiming a federal income tax deduction for total remuneration in excess of $1,000,000 paid to the Chief Executive Officer or to any of the other four most highly compensated officers of Unisource in any one year (a "Section 162(m) Executive"). In addition to salary, total remuneration generally includes amounts taxable upon the exercise of stock options, the value of shares received when shares of restricted stock became taxable to the executive, and any incentive compensation paid (such as LTIP Awards and Annual Bonuses described under "--Incentive Compensation Plan" below). An exception to the deduction limitation under Section 162(m) exists for certain "qualified performance-based compensation." Options granted under the Stock Option Plan are intended to meet the requirements of "qualified performance-based compensation," if the option exercise price is at least equal to the fair market value of the Common Stock on the date of the grant. Under the Code, "qualified performance-based compensation" must be granted under a plan that has been approved by the stockholders and meets certain requirements. The Stock Option Plan is being submitted to the Company's stockholders for approval in order to comply with the requirements for "qualified performance-based compensation."

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE STOCK OPTION PLAN.

INCENTIVE COMPENSATION PLAN

TERMS OF INCENTIVE COMPENSATION PLAN

  Unisource has adopted the Incentive Compensation Plan (the "Incentive Plan") to motivate, recognize and reward employee performance at the corporate and business unit levels. The Incentive Plan is administered by the Human Resources Committee for executive officers and is administered by the Chief Operating Officer for participants who are not executive officers.

  The Incentive Plan consists of two components: (i) annual bonuses that are based on performance during a fiscal year ("Annual Bonuses") and (ii) long-term incentive compensation awards that are based on performance during a period specified by the Human Resources Committee or Chief Operating Officer (as applicable) ("LTIP Awards"). Annual Bonuses are paid in cash. LTIP Awards may be made in the form of shares of Unisource Common Stock, cash, stock options or any other form that the Human Resources Committee or Chief Operating Officer (as applicable) deems appropriate. Any LTIP Awards in the form of stock options shall be issued pursuant to the Stock Option Plan (see "--Stock Option Plan" above).

  The Incentive Plan is an amendment, restatement and continuation of the Unisource Long-Term Incentive Plan, the Unisource Annual Bonus Plan and Unisource Restricted Stock Plan for Employees. The Long-Term Incentive Plan provided long-term awards similar to the LTIP Awards under the Incentive Plan, the Annual Bonus Plan provided annual awards similar to the Annual Bonuses under the Incentive Plan, and the Restricted Stock Plan for Employees provided restricted stock grants similar to the restricted stock LTIP Awards under the Incentive Plan.

  A maximum of 2,500,000 shares of Unisource Common Stock may be issued under the Incentive Plan (subject to adjustment for stock splits, stock dividends and similar adjustments in certain other circumstances). The number of shares reserved for issuance under the Incentive Plan applies only to shares actually issued under the Incentive Plan and does not apply to LTIP Awards in the form of stock options issued under the Stock Option Plan as described above. If shares subject to LTIP Awards are canceled under the Incentive Plan for any reason, those shares will again be available for LTIP Awards under the Incentive Plan.

  If and to the extent that an LTIP Award is made in shares of Unisource Common Stock, the maximum number of shares that may be awarded to an executive officer for a Performance Period (defined below) is 100,000 shares (subject to adjustment). If and to the extent that an LTIP Award is made in the form of stock options, as described in the Stock Option Plan, the maximum number of shares with respect to which stock options may be granted to an individual during a fiscal year is 500,000 shares (subject to adjustment). If and to the extent that an LTIP Award is payable in cash or any form other than shares or stock options, the maximum amount that may be awarded to an executive officer in such form for a Performance Period is $5,000,000.

  Full-time key employees of Unisource and its subsidiaries are eligible to participate in the Incentive Plan. The Human Resources Committee will make LTIP Awards to executive officers, and the Chief Operating Officer will make LTIP Awards to other participants. When an LTIP Award is made, the Human Resources Committee or Chief Operating Officer (as applicable) will specify
(i) the amount and form of the LTIP Award, (ii) the objective performance goals that must be met in order for amounts to be payable pursuant to the LTIP Award, (iii) the period ("Performance Period") during which the performance goals must be met and (iv) the period, if any, after the end of the Performance Period, during which the participant must remain employed by Unisource or a subsidiary as a condition of the LTIP Award ("Vesting Period"). The Human Resources Committee or Chief Operating Officer (as applicable) may specify additional terms as they deem appropriate.

  The Human Resources Committee shall establish objective performance goals for LTIP Awards for executive officers. The objective performance goals may relate to the performance of an executive officer's business unit or the performance of Unisource and its subsidiaries as a whole, or any combination of the two. The Human Resources Committee shall use any objectively determinable performance goals, based on one or more of the following business criteria, to measure performance: (i) stock price, (ii) sales, (iii) earnings per share, (iv) return on equity, (v) return on assets, (vi) growth in assets,
(vii) total stockholder return, (viii) strategic business criteria, consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, or goals relating to acquisitions or divestitures, (ix) asset management, (x) cash flow return on investment, or (xi) economic value per share. The Chief Operating Officer shall establish objective performance goals for LTIP Awards to participants who are not executive officers. The business criteria may include those described above.

  The Human Resources Committee shall grant Annual Bonuses to executive officers, and the Chief Operating Officer shall grant Annual Bonuses to other participants. The Human Resources Committee and Chief Operating Officer (as applicable) shall (i) designate the key employees who may be eligible for Annual Bonuses for a year, (ii) determine the performance goals that must be satisfied as a condition to earning an Annual Bonus, (iii) determine the requirements and conditions for, and amounts of, Annual Bonuses, (iv) determine the extent to which the performance goals have been achieved, and
(v) determine the time of payment of the Annual Bonuses. For the executive officers, the Committee will establish objective performance goals for Annual Bonuses, based on one or more of the business criteria described above with respect to LTIP Awards. The maximum amount that may be awarded to an executive officer through an Annual Bonus under the plan for a fiscal year is $5,000,000.

  The Human Resources Committee will establish the objective performance goals for executive officers for LTIP Awards and Annual Bonuses in writing either before the beginning of the Performance Period or fiscal year (as applicable) or during a period ending no later than the earlier of (i) 90 days after the beginning of the Performance Period or fiscal year (as applicable) or (ii) the date on which 25% of the Performance Period or fiscal year (as applicable) has been completed, unless otherwise permitted under Section 162(m) of the Code.

  At the end of each Performance Period (for LTIP Awards) and fiscal year (for Annual Bonuses), the Human Resources Committee and Chief Operating Officer will determine whether and to what extent the performance goals have been met and will certify, in writing, the extent to which they have been met. LTIP Awards and Annual Bonuses will not be paid to the extent the performance goals are not met.

  Unless the Human Resources Committee or Chief Operating Officer (as applicable) determines otherwise, LTIP Awards shall be subject to vesting requirements under which the participant must remain a full-time active employee of Unisource or a subsidiary through the Performance Period and any subsequent Vesting Period in order for the LTIP Award to be payable. Unless the Human Resources Committee or Chief Operating Officer determines otherwise, the Vesting Period will be a three-year period following the end of the Performance Period, with vesting to occur at the rate of one-third per year. Full or partial acceleration of vesting will occur in the event of death or disability. The Human Resources Committee or Chief Operating Officer (as applicable) may accelerate vesting, in whole or in part, under such circumstances as the Human Resources Committee or Chief Operating Officer deems appropriate, but subject to the requirements for "qualified performance-based compensation" under Section 162(m) of the Code, as applicable to the
Section 162(m) Executives (see "--Stock Option Plan: Federal Income Tax Treatment" above).

  Annual Bonuses are generally payable only to participants who are employed throughout the fiscal year to which the Annual Bonus relates. Unless the Human Resources Committee or Chief Operating Officer (as applicable) determines otherwise, if a participant is disabled or dies during a fiscal year, the participant will receive a prorated Annual Bonus for the fiscal year. The Human Resources Committee or Chief Operating Officer (as applicable) may determine that an Annual Bonus shall be payable in other circumstances, but subject to the requirements for "qualified performance-based compensation," as applicable to Section 162(m) Executives.

  If a participant transfers to a position in another business unit within Unisource or a subsidiary before the end of a Performance Period or fiscal year (as applicable), the Human Resources Committee or Chief Operating Officer (as applicable) may make appropriate adjustments in the terms of any outstanding LTIP Award or Annual Bonus or may determine that the LTIP Award or Annual Bonus shall not be payable, in whole or in part, subject to the requirements for "qualified performance-based compensation" for Section 162(m) Executives.

  If any performance goal, business criteria or target for a Performance Period or fiscal year is affected by special factors, the Human Resources Committee or Chief Operating Officer (as applicable) may make appropriate adjustments in the performance goal, criteria or target, subject to the requirements for "qualified performance-based compensation" as applicable to
Section 162(m) Executives.

  Unisource will retain possession of any shares of restricted stock that are issued pursuant to LTIP Awards until all restrictions on the shares have lapsed. During the Performance Period and Vesting Period, each participant may vote his or her shares of restricted stock and receive any cash dividends or other cash distributions paid on the shares, subject to any restrictions deemed appropriate by the Human Resources Committee or Chief Operating Officer (as applicable). Stock dividends or distributions of other property with respect to restricted stock shall be subject to the same restrictions and risk of forfeiture as the restricted stock with respect to which such stock or other property is distributed.

  If a change of control of Unisource occurs, unless the Human Resources Committee or Chief Operating Officer (as applicable) determines otherwise, all restrictions on outstanding LTIP Awards shall lapse. The Human Resources Committee or Chief Operating Officer (as applicable) may determine that restrictions on outstanding LTIP Awards shall not lapse in the event of a change of control, or that they shall lapse in part. The Human Resources Committee or Chief Operating Officer (as applicable) may also make appropriate adjustments to outstanding LTIP Awards or may convert LTIP Awards payable in Unisource Common Stock into shares of a successor corporation. If a change of control occurs, the Human Resources Committee or Chief Operating Officer (as applicable) will determine whether and to what extent Annual Bonuses will be paid for the fiscal year in which the change of control occurs. The Human Resources Committee shall take into consideration the requirements for "qualified performance-based compensation" under Section 162(m) of the Code, as applicable to LTIP Awards and Annual Bonuses of Section 162(m) Executives.

  A change of control will be deemed to have occurred if (1) any person becomes a beneficial owner of securities of Unisource representing 20% or more of the voting power of the outstanding stock or (2) the stockholders (or the Board, if no stockholder approval is required) approve an agreement providing for (i) the merger or consolidation of Unisource into another corporation where the Unisource stockholders, immediately before the transaction, will not own, immediately after the transaction, more than 50% of the voting interests of the shares, (ii) a sale or other disposition of all the assets of Unisource shall have occurred or (iii) a liquidation or dissolution of Unisource.

  If the Human Resources Committee or Chief Operating Officer (as applicable) so permits, a participant may satisfy withholding tax obligations by having Unisource withhold up to one-half of the amount that becomes payable pursuant to an LTIP Award or Annual Bonus. LTIP Awards and Annual Bonuses may not be transferred, assigned or pledged by a participant.

  The Board can terminate or amend the Incentive Plan, except to the extent that the approval of Unisource's stockholders is required under Section 162(m) of the Code or other applicable law. No amendment, modification or termination of the plan may have a material adverse effect on the rights of an employee with respect to an LTIP Award or Annual Bonus previously granted, without his or her consent.

  As of November 7, 1997, thirty-one employees (including eight officers) were eligible for grants under the Incentive Plan. As of November 7, 1997, LTIP Awards in the form of 518,000 shares of restricted stock and Annual Bonuses in the total target amount of $3,001,080 were outstanding (including LTIP Awards of 184,000 shares of restricted stock and Annual Bonuses in the total target amount of $1,302,500 for officers). If the Incentive Plan is not approved by the stockholders, no additional grants will be made under the Incentive Plan.

FEDERAL INCOME TAX CONSEQUENCES

  Under the Code, except as described below, if LTIP Awards are made in the form of restricted stock, no income will be realized by the employee upon an award of restricted stock. When restricted stock vests, the employee will recognize ordinary compensation income equal to the then fair market value of the shares. An employee may elect to make a "Section 83(b) election" under the Code, in which case the employee will recognize income on the fair market value of the restricted stock at the time the shares are granted. A Section 83(b) election must be made within 30 days after the restricted stock is granted. Unisource generally will be entitled to a federal income tax deduction at the time the employee recognizes income on the restricted stock.

  The tax consequences of LTIP Awards made in the form of stock options are the same as those described above under "--Stock Option Plan: Federal Income Tax Treatment." LTIP Awards and Annual Bonuses that are paid in the form of cash or other property are taxable to the employee as ordinary income at the time the LTIP Award or Annual Bonus is payable to the employee. Unisource generally will be entitled to a federal income tax deduction at the time the employee recognizes ordinary income on the LTIP Award or Annual Bonus.

  Grants of LTIP Awards and Annual Bonuses to the Section 162(m) Executives are generally intended to meet the requirements of "qualified performance-based compensation" for purposes of Section 162(m) of the Code and, as such, to be exempt from the $1,000,000 deduction limit under most circumstances (see "--Stock Option Plan: Federal Income Tax Treatment" above). The Incentive Plan is being submitted to the Company's stockholders for approval in order to comply with the requirements for "qualified performance-based compensation."

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE INCENTIVE PLAN.

RESTRICTED STOCK PLAN FOR DIRECTORS

TERMS OF RESTRICTED STOCK PLAN FOR DIRECTORS

  Unisource has adopted a Restricted Stock Plan for Directors (the "Directors' Stock Plan") to promote an identity of interest between Unisource, its stockholders, and its directors and to retain highly competent individuals to serve as members of Unisource's Board. The Directors' Stock Plan is administered by the Human Resources Committee. A maximum of 100,000 shares of Unisource Common Stock may be issued under the plan (subject to adjustment for stock splits and stock dividends and in certain other circumstances).

  Members of the Board who are not employees of Unisource are eligible to participate in the Directors' Stock Plan ("Non-Employee Directors"). Each Non-Employee Director shall become a participant on the later of (i) January 1, 1997, or (ii) the date the individual first becomes a Non-Employee Director. Awards shall be made under the plan in the form of phantom share units of Unisource Common Stock. Each share unit shall represent a phantom interest equivalent to one share of Unisource Common Stock. Unisource shall credit share units to book accounts established on Unisource's records for the participants.

  Under the terms of the Spin-off, Alco required Unisource to assume Alco's obligations under the Alco Standard Corporation Retirement Plan for Non-Employee Directors (the "Directors' Retirement Plan") with respect to each Alco director who became a Unisource director on January 1, 1997. Unisource satisfied such obligations by granting to each such director an award of share units calculated based on the present value of the participant's accrued benefit under the Directors' Retirement Plan. The present value of each participant's benefit under the Directors' Retirement Plan was computed as of January 1, 1997 by Unisource's actuaries (using a 7 3/4% interest rate and other actuarial assumptions established by Unisource's actuaries), and then was divided by the fair market value of a share of Unisource Common Stock on January 23, 1997 ($22.625). Unisource credited to each participant's account share units equal to the amount so computed.

  In addition, on January 23, 1997, each participant received an award of 800 share units. On the date of each annual meeting of Unisource's stockholders thereafter, each participant shall receive an annual award of 800 share units. The Human Resources Committee may change the number of share units to be subject to an annual award. If a Non-Employee Director becomes a participant after the award date for a year, the Human Resources Committee may grant the director an award of share units in such amount as the Human Resources Committee deems appropriate. All grants are fully vested when made. Awards of share units may not be transferred (except by will or by the laws of descent and distribution in the event a participant dies), and shall not be subject to the claims of a participant's creditors.

  If a participant ceases to be a member of the Board for any reason, Unisource shall redeem all the share units then credited to the participant's account in a lump sum payment by paying the participant (or his or her estate or personal representative) a number of whole shares of Unisource Common Stock equal to the number of share units being redeemed. Any fractional share units shall be paid in cash.

  From the date of grant of each share unit until the participant's account has been fully distributed, on each dividend payment date for Unisource shares, Unisource shall credit to each participant's account an amount equal to the dividend equivalent associated with the share units then credited to the account. The dividend amount will be converted to a number of share units based on the closing sale price of Unisource shares as reported on the New York Stock Exchange Composite Tape on the dividend payment date.

  The Board may terminate or amend the Directors' Stock Plan, except to the extent that the approval of Unisource's stockholders is required under applicable law. No amendment, modification or termination of such plan may have a material adverse effect on the rights of a participant with respect to any awards previously granted, without his consent. No awards may be granted pursuant to the Directors' Stock Plan after February 1, 2007.

  As of December 2, 1997, six Non-Employee Directors were eligible, for grants under the Directors' Stock Plan, and awards of 19,164 share units had been made. If the Directors' Stock Plan is not approved by the stockholders, no additional grants will be made under the Directors' Stock Plan. The Directors' Stock Plan is being submitted to stockholders for approval to comply with New York Stock Exchange regulations.

FEDERAL INCOME TAX CONSEQUENCES

  Under the Code, a participant will not be subject to federal income tax on the award of share units. When share units are redeemed, the participant will be subject to federal income tax, at ordinary income tax rates, on the amount of cash and the fair market value of the shares received by the participant. Unisource is generally entitled to a federal income tax deduction at that time with respect to the amount includible in the participant's income.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE DIRECTORS' STOCK PLAN.

DIRECTORS' STOCK OPTION PLAN

TERMS OF DIRECTORS' STOCK OPTION PLAN

  Unisource has adopted the Directors' Option Plan to promote an identity of interest between Unisource and its directors and to attract and retain highly competent individuals to serve as members of the Board. The Directors' Option Plan is administered by the Human Resources Committee. The maximum number of shares of Unisource Common Stock for which options may be granted is 500,000 shares (subject to adjustment for stock dividends and stock splits and in certain other circumstances). If an option expires, terminates or is canceled prior to being exercised in full, any shares remaining subject to such option will again be available under the Directors' Option Plan.

  Each Non-Employee Director will automatically be granted an option (a "Regular Option") to purchase 3,000 shares of Common Stock (or such other number of shares, if any, as the Board shall determine) immediately following each annual meeting of stockholders. An individual who ceases to be a director of Unisource at the annual meeting of stockholders shall not be entitled to receive a grant. The Board may make discretionary grants of Regular Options as appropriate. The option exercise price for each Regular Option shall be 100% of the fair market value of a share of Unisource Common Stock on the date of grant of the option. For the initial year of the Directors' Option Plan, each Non-Employee Director received a Regular Option to purchase 3,000 shares of Unisource Common Stock on January 23, 1997, the date of the first Board meeting.

  Discounted stock options ("Discounted Options") will be granted automatically immediately following each annual meeting of Unisource's stockholders to each Non-Employee Director who has filed with Unisource an election to receive Discounted Options in lieu of all or a specified portion of his Annual Retainer to be earned during the next plan year. For the initial year of the Directors' Option Plan, Discounted Options were granted on January 23, 1997. Discounted Options entitle the optionee to purchase shares of Unisource Common Stock at a price equal to 25% to 75% (as determined by the Board) of the fair market value of the stock on the date of grant. Unless the Board determines otherwise, the option exercise price will be 75% of the fair market value of Unisource Common Stock on the date of grant. The number of shares for which the director will receive Discounted Options is determined by dividing the director's Annual Retainer (or the portion which the director has elected to receive as stock options) by an amount equal to the fair market value of a share of Unisource Common Stock on the date of the grant, less the exercise price. No options for fractional shares will be issued, nor will cash payments be made in lieu of fractional shares.

  The Annual Retainer is the amount of fees that the director will be entitled to receive during the plan year for serving as a director or the Chair of one or more of the committees of the Board. The plan year is the twelve-month period beginning February 1 and ending the last day of January thereafter. However, if Unisource's annual meeting of stockholders is held in a month other than January, the Board may change the plan year to a period that corresponds appropriately to the date of the annual stockholders' meeting.

  The term of a Regular Option will be ten years from the date of grant, and the term of a Discounted Option will be twenty years from the date of grant. No option may be exercised after the expiration of its term. Regular Options may be exercised at any time after six months from the date of grant, and Discounted Options may be exercised at any time after twelve months from the date of grant. If a director ceases to be a member of the Board by reason of attainment of retirement age, disability or death, the director's options will be exercisable as of the date on which the director ceases to be a member of the Board; provided that if a director ceases to be a member of the Board for any other reason, any portion of a Discounted Option that is attributable to compensation not yet earned shall abate and be canceled.

  Except as provided above, the rights of a director in an option under the Directors' Option Plan will not terminate upon the director's ceasing to be a member of the Board for any reason (including retirement because of age, death or disability). Any option granted to a director that is outstanding on the date of his death may be exercised by the administrator of the director's estate or distributees until the first to occur of (i) twelve months from the date of the director's death or (ii) the expiration date of the option.

  Unisource directors who were members of the Board of Directors of Alco immediately before the Spin-off had the ability to have their options to purchase Alco stock granted under Alco's stock option plans for directors converted into options to purchase Unisource Common Stock. The Alco options were converted into options to purchase Unisource Common Stock according to a formula approved by the Board and the Alco Board of Directors intended to preserve the existing economic value of the surrendered options. The vesting and other terms of the new Unisource options are substantially identical to the terms of the Alco options that they replaced, except that service on the Unisource Board is considered continued service for purposes of the options.

  The exercise price for options may be paid in cash, by check, or by delivering a number of shares of Unisource Common Stock with a fair market value (on the date of exercise) equal to the exercise price. No option shall be transferable by the optionee other than by will or the laws of descent and distribution, and an option may be exercised during the optionee's lifetime only by the optionee.

  The Board has the power to terminate and amend or modify the Directors' Option Plan, except to the extent that the approval of Unisource's stockholders is required under applicable law. No amendment or termination of the plan may adversely affect the rights of optionees with respect to options previously granted, without their consent. No options may be granted under the Directors' Option Plan after November 30, 2006.

  The Directors' Option Plan was originally adopted by the Board as of December 1, 1996 and has been amended to (i) increase the number of shares authorized for issuance from 250,000 shares to 500,000 shares, (ii) increase the annual grants of Regular Options from 800 shares to 3,000 shares (or such other number as the Board shall determine), (iii) allow the Board to make discretionary grants of Regular Options, (iv) provide for the January 23, 1997 grant of Regular Options and Discounted Options, and (v) make other clarifying changes.

  As of December 2, 1997, six Non-Employee Directors were eligible for grants under the Directors' Option Plan, and options to purchase 172,056 shares of Unisource Common Stock were outstanding. If the Directors' Option Plan is not approved by the stockholders, no additional grants will be made under the plan. The Directors' Option Plan, as amended, is being submitted to stockholders for approval to comply with New York Stock Exchange regulations.

FEDERAL INCOME TAX CONSEQUENCES

  Stock options granted under the Directors Option Plan are nonqualified stock options (NQOs). See "--Stock Option Plan: Federal Income Tax Treatment" for a description of the federal income tax treatment of NQOs.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE DIRECTORS' OPTION PLAN.

NEW PLAN BENEFITS

  Future awards under the Stock Option Plan and the Incentive Plan are not determinable because specific awards are made at the discretion of the Human Resources Committee or, in the case of LTIP awards to employees other than executive officers, the Chief Operating Officer. For awards previously made to Named Executive Officers pursuant to these plans, see "Summary of Executive Compensation" above. The following table sets forth annual benefits under the Directors' Stock Plan and Directors' Option Plan for directors who are not employees of the Company.

                                                   DIRECTORS OPTION PLAN;
                          DIRECTORS STOCK PLAN;     NUMBER OF SHARES(#)
  NAME AND POSITION(1)   NUMBER OF SHARE UNITS(#) SUBJECT TO STOCK OPTIONS
  --------------------   ------------------------ ------------------------
Non-Executive Director
 Group..................          4,800                    18,000

--------
(1) Neither the Named Executive Officers nor any of the Company's other officers or employees are eligible to participate in these plans.

  As of November 24, 1997, the last reported sale price of the Unisource Common Stock as reported on the New York Stock Exchange was $15.625.

                           GENERAL AND OTHER MATTERS

PERFORMANCE OF UNISOURCE COMMON STOCK

  The following graph compares the cumulative total stockholder return of Unisource's common stock with the cumulative total stockholder return of: (i) the Standard & Poor's Mid-Cap 400 Stock Index, and (ii) Standard & Poor's Mid-Cap 400 Paper & Forest Products Group Index. Cumulative total stockholder return is measured by assuming an investment of $100 (with dividends reinvested) made on January 1, 1997, the day preceding the date on which Unisource's common stock began trading on the New York Stock Exchange following the Spin-off.

                       UNISOURCE VS. S&P MID CAP 400 VS.
                         PAPER & FOREST PRODUCTS GROUP

                           [LINE GRAPH APPEARS HERE]

      -----------------------------------------------------------------
       Date         UNISOURCE       S & P MidCap 400     Paper & Forest
                                                         Products Group
      -----------------------------------------------------------------
       1/1/97        $100.00             $100.00             $100.00
      3/31/97          76.62               98.51               96.06
      6/30/97          80.68              112.99              115.01
      9/30/97          96.85              131.16              133.13
      -----------------------------------------------------------------

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  For the fiscal year ended September 30, 1997, all reports required to be filed by Section 16(a) of the Securities Exchange Act of 1934 on behalf of Unisource's directors and officers with respect to initial ownership of, and changes in beneficial ownership of, Unisource's securities, were timely filed.

PROXY AND OTHER MATTERS

  The Board of Directors knows of no matter, other than as referred to in this proxy statement, which will be presented at the annual meeting of stockholders. However, if other matters properly come before the meeting or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their judgment in such matters. In this regard, the attached proxy card confers upon the proxies named therein the power to vote on such matters in accordance with their judgment. The Board of Directors is not aware that any nominee named herein will be unable or unwilling to accept nomination or election. Should any nominee for the office of director become unable to accept nomination or election, the persons named in the proxy will vote for the election of such other person, if any, as the Board of Directors may recommend.

THE COMPANY'S INDEPENDENT ACCOUNTANTS

  As the independent auditors for Unisource, Ernst & Young LLP audited the financial statements of Unisource for the fiscal year ended September 30, 1997. The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the auditors for Unisource for the 1998 fiscal year. Representatives of Ernst & Young LLP are expected to be present at the meeting, and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to questions.

SOLICITATIONS AND VOTING

  Holders of record of the Company's Common Stock at the close of business on December 1, 1997 are entitled to vote at the meeting. On that date, the Company had 69,023,611 shares of common stock outstanding. Each stockholder has one vote per share on all business of the meeting.

  The election of Class I directors at the meeting shall be determined by a plurality vote, whereas all other matters shall be determined by a majority of the votes present in person or represented at the meeting and entitled to vote. A majority of outstanding common stock will constitute a quorum at the meeting. Under the rules of the New York Stock Exchange, brokers who hold shares in street name for customers do not have authority to vote on certain items when they have not received instructions from beneficial owners ("broker non-votes"). Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions may be specified on all proposals (except for the election of directors) and will be counted as present and counted in the tabulation of votes cast, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

  The cost of soliciting proxies will be borne by Unisource. Employees of Unisource may solicit proxies personally or by telephone. In addition to solicitation by mail and by employees, arrangements have been made with Corporate Investor Communications, Inc. to solicit proxies, at an expected cost of $8,000 (plus out-of-pocket expenses). Votes at the Annual Meeting will be tabulated by National City Bank, Unisource's transfer agent.

  You are urged to sign and return your proxy promptly to make certain your shares will be voted at the meeting. If you sign and return your proxy, but do not vote on any director nominee or proposal described on the proxy card, your shares will be voted in accordance with the recommendation of the Board of Directors. You may revoke the proxy at any time before it is voted by giving notice to the Secretary of the Company, and if you attend the meeting, you may vote your shares in person. For your convenience, a return envelope is enclosed, requiring no additional postage if mailed in the United States.

1999 ANNUAL MEETING

  If a stockholder desires to propose a matter for inclusion in the proxy material for the annual meeting of stockholders to be held in 1999, or to recommend nominees for election of Class II directors at the 1999 annual stockholders meeting, a stockholder must comply with both (i) the Company's By-laws and (ii) the federal securities laws. The Company's By-laws provide that in order to bring matters before the annual meetings of stockholders (including director nominations), stockholders must give notice to the Company containing certain information not less than 60 nor more than 90 days prior to the anniversary date of the previous year's annual meeting (or if the date of the annual meeting is not within 30 days of the anniversary date of the previous year's annual meeting, no earlier than 90 days prior to such annual meeting and not later than the close of business on the tenth day following the day on which notice of the date of such meeting was mailed or the tenth day following the day on which public disclosure of the date of the meeting of stockholders was made, whichever first occurs). In order to have a proposal included in the Company's proxy statement in accordance with the federal securities laws, the Secretary of Unisource must also receive any such proposal or recommendation no later than August 14, 1998 at its principal office in Berwyn, Pennsylvania.
                                                    Thomas A. Decker
                                             Senior Vice President, General
                                                  Counsel and Secretary
December 2, 1997

                                   APPENDIX
                                      to
                 Proxy Statement of Unisource Worldwide, Inc.

1. Stock Option Plan for employees - attached as Appendix A

2. Incentive Compensation Plan - attached as Appendix B

3. Restricted Stock Plan for Directors - attached as Appendix C

4. Directors' Stock Option Plan (as amended and restated on November 7, 1997) - attached as Appendix D

                                                                      Appendix A

                  UNISOURCE WORLDWIDE, INC. STOCK OPTION PLAN


                                   ARTICLE I

                                    Purpose


               The purpose of this Stock Option Plan (the "Plan") is to enable Unisource Worldwide, Inc. (the "Company") to offer employees and consultants of the Company and its subsidiaries equity interests in the Company, thereby attracting, retaining and rewarding such persons, and strengthening the mutuality of interests between such persons and the Company's shareholders.


                                   ARTICLE II

                                  Definitions


               For purposes of this Plan, the following terms shall have the following meanings:

               2.1   "Board" shall mean the Board of Directors of the Company.
                      -----

               2.2   "Code" shall mean the Internal Revenue Code of 1986, as
                      ----
       amended.

               2.3   "Committee" shall mean a committee appointed by the Board
                      ---------
       to administer the Plan, consisting of two or more Directors, each of whom is a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and an "outside director" as defined in regulations under Section 162(m) of the Code.

               2.4   "Common Stock" shall mean the Common Stock, no par value,
                      ------------
       of the Company.

               2.5   "Company" shall mean Unisource Worldwide, Inc..
                      -------

               2.6   "Fair Market Value" as of any date shall mean, unless
                      -----------------
       otherwise required by any applicable provision of the Code or any regulations issued thereunder, the closing sales price of a share of Common Stock for the applicable trading day as reported on the New York Stock Exchange Composite Tape.

               2.7   "Incentive Stock Option" shall mean any Stock Option
                      ----------------------
       awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code or any successor section.

               2.8   "Non-Qualified Stock Option" shall mean any Stock Option
                      --------------------------
       awarded under this Plan that is not an Incentive Stock Option.

               2.9   "Participant" shall mean a person to whom an Option has
                      -----------
       been granted under this Plan.

               2.10  "Stock Option" or "Option" shall mean any option to
                      ------------      ------
       purchase shares of Common Stock granted pursuant to Article VI.

                                  ARTICLE III

                                 Administration


               3.1   The Committee.  The Plan shall be administered and
                     -------------
       interpreted by the Committee.

               3.2   Awards.  The Committee shall have full authority to grant
                     ------
       Stock Options to persons eligible under Article V, including the authority:

                     (a) to select the persons to whom Stock Options may from time to time be granted;

                     (b) to determine whether and to what extent Incentive Stock Options or Non-Qualified Stock Options, or any combination thereof, are to be granted to one or more persons eligible to receive Options under
       Article V;

                     (c) to determine the number of shares of Common Stock to be covered by each Option granted; and

                     (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Option granted (including, but not limited to, the exercise price of the Option, the term of the Option, any restriction or limitation affecting the exercisability of the Option and any conditions under which the exercisability of the Option will be accelerated).

               3.3   Guidelines.   Subject to Article VII hereof, the Committee
                     ----------
       shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of this Plan and any Option granted under this Plan (and any agreements relating thereto), and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Option in the manner and to the extent it shall deem necessary to carry this Plan into effect.

               3.4   Decisions Final.  Any decision, interpretation or other
                     ---------------
       action made or taken in good faith by the Committee arising out of or in connection with the Plan shall be final, binding and conclusive on the Company, all employees and Participants and their respective heirs, executors, administrators, successors and assigns.


                                   ARTICLE IV

                               Share Limitations


               4.1   Shares.  The maximum aggregate number of shares of Common
                     ------
       Stock that may be issued under this Plan shall be 10,000,000 (subject to any increase or decrease pursuant to Section 4.3), which may be either authorized and unissued Common Stock or issued Common Stock reacquired by the Company. If any Option granted under this Plan expires, terminates or is cancelled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Plan.

               4.2   Individual Limit.  The maximum aggregate number of shares
                     ----------------
       with respect to which Options may be granted to any individual during any fiscal year shall be 500,000 (subject to increase or decrease pursuant to Section 4.3).

               4.3   Adjustments.  If the outstanding shares of Common Stock are
                     -----------
       increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or other property (other than ordinary cash dividends) are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, dividend, stock split, reverse stock split, spin off, split off, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment may be made in
       (i) the maximum number and kind of shares that may be issued under the Plan, (ii) the maximum number and kind of shares with respect to which Options may be granted to any individual during any fiscal year, (iii) the number and kind of shares or other securities subject to then outstanding Options, and (iv) the price for each share subject to any then outstanding Options. No fractional shares will be issued under the Plan on account of any such adjustments.


                                   ARTICLE V

                                  Eligibility


               5.1   Employees.  Officers and other employees of the Company
                     ---------
       (including directors of the Company who are also employees of the Company) and employees of any subsidiary of the Company are eligible to be granted Options under this Plan.

               5.2   Consultants.  Persons who directly or through a corporation
                     -----------
       in which they own a majority of the outstanding shares of voting stock provide services to the Company or any of its subsidiaries as independent contractors are eligible to be granted Non-Qualified Stock Options under this Plan.


                                   ARTICLE VI

                                 Stock Options


               6.1   Options.  Each Stock Option granted under this Plan shall
                     -------
       be either an Incentive Stock Option or a Non-Qualified Stock Option.

               6.2   Grants.  The Committee shall have the authority to grant to
                     ------
       any person eligible under Article V one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify as an Incentive Stock Option shall constitute a separate Non-Qualified Stock Option.

               6.3   Incentive Stock Options.  Anything in the Plan to the
                     -----------------------
       contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under such Section 422.

               6.4   Terms of Options.  Options granted under this Plan shall be
                     ----------------
       subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                 (a) Stock Option Award.  Each Stock Option shall be evidenced
                     ------------------
       by, and subject to the terms of, a Stock Option Award. The Stock Option Award shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, the number of shares of Common Stock subject to the Stock Option, the option price, the option term, and the other terms and conditions applicable to the Stock Option.

                 (b) Option Price.  The option price per share of Common Stock
                     ------------
       purchasable upon exercise of a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Common Stock on the date of grant if the Stock Option is intended to be an Incentive Stock Option.

                 (c) Option Term.  The term of each Stock Option shall be fixed
                     -----------
       by the Committee at the time of grant but shall not be exercisable more than ten years after the date of grant if the Stock Option is intended to be an Incentive Stock Option.

                 (d) Exercisability.  Stock Options shall be exercisable at such
                     --------------
       time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that the Committee may waive any installment exercise or waiting period provisions, in whole or in part, at any time after the date of grant, based on such factors as the Committee shall, in its sole discretion, deem appropriate.

                 (e) Method of Exercise.  Subject to such installment exercise
                     ------------------
       and waiting period provisions as may be imposed by the Committee, Stock Options may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased and the option price for such shares. The option exercise price shall be paid in full in cash or check payable to the order of Unisource prior to the delivery of the shares, or by tendering the number of shares of Unisource common stock equal in value to the exercise price, or the options may be exercised through broker-assisted exercises in which the broker may forward the exercise price. Upon payment in full of the option price, a stock certificate or stock certificates representing the number of shares of Common Stock to which the Participant is entitled shall be delivered to the Participant (or the broker). A Participant shall not be deemed to be the holder of Common Stock, or to have the rights of a holder of Common Stock, with respect to shares subject to the Option, unless and until a stock certificate representing such shares of Common Stock is issued.

                 (f) Termination of Employment.  Unless otherwise determined by
                     -------------------------
       the Committee, Stock Options held by a Participant who ceases to be an employee or consultant of the Company and its subsidiaries shall be exercisable as follows:

                    (i) In the case of a Participant who dies, all Options that were outstanding on the date of the Participant's death may be exercised by the legal representative of the Participant's estate for a period of one year after the date of death or until the expiration of the stated term of the Option, whichever period is shorter.

                    (ii) In the case of a Participant who becomes disabled (as defined by the Company's Long Term Disability Plan), all Options that were outstanding on the effective date of such disability may be exercised by the Participant for a period of one year after such date or until the expiration of the stated term of the Option, whichever period is shorter.

                    (iii) In the case of a Participant who ceases to be an employee or consultant of the Company and its subsidiaries for any reason other than death or disability, all Options that were exercisable on the date of termination of the Participant's employment or consulting relationship may be exercised by the Participant for a period of three months after such date or until the expiration of the stated term of the Option, whichever period is shorter.

                    (iv) Any Option not exercised during the periods specified in Subsections (i), (ii) or (iii) shall terminate at the end of such period; provided, however, that the Committee may extend such period, based on such factors as the Committee shall, in its sole discretion, deem appropriate. If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Non-Qualified Stock Option.

                 (g) Incentive Stock Option Limitations.  To the extent that the
                     ----------------------------------
       aggregate Fair Market Value (determined as of the date of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

                 Should the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Board may amend this Plan or any individual award accordingly.


                                  ARTICLE VII

                            Termination or Amendment


               7.1   Termination or Amendment of the Plan.  The Board may at any
                     ------------------------------------
       time terminate this Plan or amend all or any part of this Plan; provided, however, that, unless otherwise required by law, and subject to Article IV, the rights of a Participant with respect to Options granted prior to such termination or amendment may not be materially impaired without the consent of such Participant.

               7.2   Amendment of Options.  The Committee may amend the terms of
                     --------------------
       any outstanding Option, prospectively or retroactively, but, subject to
       Article IV, no such amendment or other action by the Committee may have a material adverse effect on the rights of any holder without the holder's consent.


                                  ARTICLE VIII

                               General Provisions


               8.1   Nonassignment.  Except as otherwise provided in this Plan,
                     -------------
       Options granted hereunder and the rights and privileges conferred thereby shall not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process.

               8.2   Legend.  All certificates representing shares of Common
                     ------
       Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is listed or traded, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on stock certificates to make appropriate reference to such restrictions.

               8.3   Other Plans.  Nothing contained in this Plan shall prevent
                     -----------
       the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

               8.4   No Right to Employment.  Neither this Plan nor the grant of
                     ----------------------
       any Option shall give any Participant or other employee or consultant any right with respect to continuance of employment or consulting relationship with the Company or any subsidiary of the Company, nor shall there be a limitation in any way on the right of the Company or a subsidiary, as the case may be, to terminate such Participant's employment or consulting arrangement at any time.

               8.5   Withholding of Taxes.  The Company shall have the right,
                     --------------------
       prior to delivering a stock certificate representing the shares of Common Stock otherwise deliverable to a Participant upon exercise of an Option, to (i) require the Participant to remit to the Company an amount sufficient to satisfy all federal, state, local and non-U.S. tax withholding requirements (including social security and Medicare withholding requirements, if applicable), (ii) reduce the number of shares of Common Stock otherwise deliverable to the Participant by an amount that would have a Fair Market Value on the date of exercise equal to the amount of all federal, state, local and non-U.S. taxes (including social security and Medicare taxes, if applicable) required to be withheld, or (iii) deduct the amount of such taxes from cash payments otherwise to be made to the Participant. In connection with such withholding, the Committee may make such arrangements as are consistent with this Plan as it may deem appropriate.

               8.6   Listing and Other Conditions.
                     ----------------------------

                     (a) The issuance of any shares of Common Stock upon exercise of an Option shall be conditioned upon such shares being listed on the New York Stock Exchange. The Company shall have no obligation to issue any shares of Common Stock unless and until the shares are so listed, and the right to exercise any Option shall be suspended until such listing has been effected.

                     (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock upon exercise of an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933 or otherwise with respect to shares of Common Stock or Options, and the right to exercise any Option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.

                     (c) Upon termination of any period of suspension under this
       Section 8.6, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

               8.7   Governing Law.  This Plan and actions taken in connection
                     -------------
       herewith shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

               8.8   Construction.  Wherever any words are used in this Plan in
                     ------------
       the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

               8.9   Liability of Committee Members.  No member or former member
                     ------------------------------
       of the Committee shall be liable, in the absence of bad faith or willful misconduct, for any act or omission with respect to service on the Committee. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its By-Laws.

               8.10  Other Benefits.  The grant of an Option shall not be deemed
                     --------------
       compensation for purposes of computing benefits under any retirement plan nor affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

               8.11  Costs.  Unless otherwise determined by the Board of
                     -----
       Directors and except as set forth in this Plan, the Company shall bear all expenses incurred in administering this Plan, including expenses of issuing Common Stock upon the exercise of Options.

               8.12  Severability.  If any part of this Plan shall be determined
                     ------------
       to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan which shall continue in full force and effect.

               8.13  Successors.  This Plan shall be binding upon and inure to
                     ----------
       the benefit of any successor or successors of the Company.

               8.14  Headings.  Article and section headings contained in this
                     --------
       Plan are included for convenience only and are not to be used in construing or interpreting this Plan.


                                   ARTICLE IX

                             Effective Date of Plan


               9.1   Effective Date.  This Plan shall be effective as of
                     --------------
       January 1, 1997.


                                   ARTICLE X

                                  Term of Plan


              10.1  Term.  No Stock Option shall be granted pursuant to this
                    ----
       Plan on or after December 31, 2007, but Options granted prior to such date may extend beyond that date.

                                                                      Appendix B


                           UNISOURCE WORLDWIDE, INC.

                          INCENTIVE COMPENSATION PLAN


     1. PURPOSE. The purpose of this Incentive Compensation Plan (the "Plan") of Unisource Worldwide, Inc. ("Unisource") is to motivate, recognize and reward performance at the corporate, region and business unit levels that enhances shareholder value.

     2. EFFECTIVE DATE. This Plan shall become effective as of January 1, 1997, subject to approval by the shareholders of Unisource. The Plan is an amendment, restatement and continuation of the Unisource Worldwide, Inc. Restricted Stock Plan for Employees, the Unisource Worldwide, Inc. Long-Term Incentive Compensation Plan, and the Unisource Worldwide, Inc. Annual Bonus Plan, all of which were adopted effective January 1, 1997.

     3.   ELIGIBILITY.    Full-time key employees of Unisource and its
subsidiaries shall be eligible to participate in the Plan. The Committee (as defined below) shall select the executive officers who shall participate in the Plan, and the Chief Operating Officer shall select the other eligible employees who shall participate in the Plan.

     4.   ADMINISTRATION.

          (a) The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of Unisource (the "Board"), as the Plan applies to participants who are executive officers. The Committee shall consist of two or more directors, each of whom is an "outside director," as defined in
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and a "non-employee director," as defined in Rule 16b-3 under the Securities
Exchange Act of 1934, as amended (the "Exchange Act").   If a Committee member
is intended to qualify as an "outside director" or "non-employee director" but does not in fact so qualify, such nonqualification shall not invalidate any Award (as defined below) made or other action taken by the Committee under the Plan.

          (b) The Plan shall be administered by the Chief Operating Officer of Unisource, as the Plan applies to participants who are not executive officers. However, if Unisource at any time has no Chief Operating Officer, the Plan shall be administered by the Chief Executive Officer as the Plan relates to participants who are not executive officers, and, in that event, all references in the Plan to the "Chief Operating Officer" shall be deemed to refer to the Chief Executive Officer.

          (c) The Committee (with respect to executive officers) and the Chief Operating Officer (with respect to participants who are not executive officers) shall have full power and authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and take all other actions deemed necessary or advisable in administering the Plan.

          (d) The determinations of the Committee (with respect to executive officers) and the Chief Operating Officer (with respect to participants who are not executive officers) on matters relating to administration of the Plan shall be conclusive and binding on all persons for all purposes. Neither the members of the Committee nor the Chief Operating Officer shall be liable for any action taken or any decision made in good faith relating to the Plan or any Award hereunder. All powers of the Committee and Chief Operating Officer, respectively, shall be executed in its sole discretion, in the best interest of Unisource, not as a fiduciary, and in keeping with the objectives of the Plan, and need not be uniform as to similarly situated individuals.

     5.   ANNUAL BONUSES AND LONG-TERM AWARDS.

          (a) This Plan shall consist of two components: (i) annual bonus awards that are based on financial performance during a fiscal year ("Annual Bonuses") and (ii) long-term incentive compensation awards that are based on financial performance during a period specified by the Committee or Chief Operating Officer (as applicable) ("LTIP Awards"). Annual Bonuses and LTIP Awards are referred to collectively as "Awards."

          (b)    All Annual Bonuses shall be paid in cash.

          (c) LTIP Awards may be made in the form of Shares, cash, stock options or any other form that the Committee or Chief Operating Officer (as applicable) deems appropriate. Any LTIP Awards made in the form of stock options shall be issued pursuant to the Unisource Worldwide, Inc. Stock Option Plan (the "Stock Option Plan") and shall meet all the requirements of the Stock Option Plan. LTIP Awards made in the form of Shares of restricted stock will be subject to forfeiture and restrictions on transfer during the Performance Period (as defined below) and any Vesting Period (as defined below) as determined by the Committee or Chief Operating Officer (as applicable).

     6. STOCK. There are authorized for issuance or delivery under the Plan an aggregate of 2,500,000 shares of Unisource's common stock ("Shares"), subject to adjustment as provided hereinafter in Section 15. Such Shares may be authorized but unissued Shares, whether now or hereafter authorized, or issued Shares which have been reacquired by Unisource. If any LTIP Awards that are payable in Shares under this Plan shall be canceled for any reason, the Shares for which the Awards have been canceled shall again become available for the purpose of this Plan. The number of Shares reserved for issuance or delivery under this Plan applies to Shares issued under this Plan and does not apply to stock options issued under the Stock Option Plan as described in Section 5 above.

     7.   LTIP AWARDS TO EXECUTIVE OFFICERS.

          (a) The Committee shall have the authority to make LTIP Awards to executive officers. At the time an LTIP Award is made, the Committee shall specify (i) the amount and form of the LTIP Award, (ii) the objective performance goals that must be met in order for the executive officer to receive all or any part of the LTIP Award, (iii) the time period within which the performance goals must be met (the "Performance Period"), and (iv) the period of time (if any) after the end of the Performance Period during which the executive officer must remain employed by Unisource or a subsidiary as a condition of the LTIP Award (the "Vesting Period"). The Committee may specify additional terms, not inconsistent with the Plan, by rules of general application or by specific direction in connection with a particular Award or group of Awards.

          (b) If and to the extent that an LTIP Award is made in Shares, the maximum number of Shares that may be awarded to an executive officer for a Performance Period shall be 100,000 Shares (subject to adjustment as described in Section 15). If and to the extent that an LTIP Award is made in the form of stock options, as described in the Stock Option Plan, the maximum aggregate number of Shares with respect to which stock options may be granted to an individual during a fiscal year is 500,000 Shares (subject to adjustment as described in the Stock Option Plan). If and to the extent that an LTIP Award is payable in cash, or in any form other than Shares or stock options, the maximum amount that may be awarded to an executive officer in such form for a Performance Period shall be $5,000,000.

          (c) The Committee shall establish one or more objective performance goals for each LTIP Award. The performance goals may relate to the performance of an executive officer's business unit or the performance of Unisource and its subsidiaries as a whole, or any combination of the foregoing. The Committee shall use any objectively determinable performance goals, based on one or more of the following business criteria, to measure performance: (i) stock price,
(ii) sales, (iii) earnings per share, (iv) return on equity, (v) return on assets, (vi) growth in assets, (vii) total shareholder return, (viii) strategic business criteria, consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures, (ix) asset management, (x) cash flow return on investment, or (xi) economic value per share.

          (d) LTIP Awards to executive officers whose compensation is or, in the opinion of the Committee, is potentially subject to the compensation deduction limits of Section 162(m) of the Code ("Section 162(m) Executives") are intended to be considered "qualified performance based compensation" under
Section 162(m) of the Code. In order to satisfy the requirements of "qualified performance-based compensation," the Committee shall establish the performance goals in writing either before the beginning of the Performance Period or during a period ending no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or such other date as may required or permitted under the applicable regulations under Section 162(m) of the Code. The performance goals shall satisfy any applicable requirements for "qualified performance based compensation," including the requirement that the achievement of the goals be "substantially uncertain" at the time that they are established and that the goals be defined in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. Notwithstanding anything in the Plan to the contrary, for any LTIP Award that is "qualified performance based compensation" under Section 162(m) of the Code, the Committee shall not have the power to increase the amount of compensation that is payable upon achievement of the designated performance goals.

          (e) The amount and form of LTIP Awards, if any, made each year, the executive officers to whom LTIP Awards are made, the performance goals applicable to each LTIP Award, and the other terms and provisions of the LTIP Award shall be wholly within the discretion of the Committee, subject to the overall Share limit described in Section 6 and the individual limits described in Section 7(b) above.

     8.   LTIP AWARDS TO PARTICIPANTS WHO ARE NOT EXECUTIVE OFFICERS.

          (a)    The Chief Operating Officer shall have the authority to make
LTIP Awards to participants who are not executive officers.   At the time an
LTIP Award is made, the Chief Operating Officer shall specify (i) the amount and form of the LTIP Award, (ii) the objective performance goals that must be met in order for the participant to receive all or any part of the LTIP Award, (iii) the Performance Period within which the performance goals must be met, and (iv) the Vesting Period (if any) for the LTIP Award. The Chief Operating Officer may specify additional terms, not inconsistent with this Plan, by rules of general application or by specific direction in connection with a particular Award or group of Awards.

          (b) The Chief Operating Officer shall establish one or more objective performance goals for each LTIP Award. The performance goals may relate to the performance of a participant's business unit or the performance of Unisource and its subsidiaries as a whole, or any combination of the foregoing. The Chief Operating Officer shall use any objectively determinable performance goals to measure performance, including any one or more of the business criteria described in Section 7(c) above. The amount and form of LTIP Awards, if any, made each year, the employees to whom LTIP Awards are made, the performance goals applicable to each LTIP Award, and the other terms and provisions of the LTIP Award shall be wholly within the discretion of the Chief Operating Officer, subject to the overall Share limit described in Section 6.

     9.   VESTING OF LTIP AWARDS; TERMINATION OF EMPLOYMENT; ADJUSTMENTS.

          (a) Unless the Committee or Chief Operating Officer (as applicable) determines otherwise, LTIP Awards shall be subject to vesting requirements, under which a participant must remain a full-time active employee of Unisource or its subsidiaries through the Performance Period and any Vesting Period in order for the participant to receive all or part of the LTIP Award. Unless the Committee or Chief Operating Officer (as applicable) determines otherwise, the Vesting Period shall be the three-year period following the end of the Performance Period, with vesting to occur at the rate of one-third on the first anniversary of the end of the Performance Period and one-third on each of the next two anniversaries, if the participant remains a full-time active employee of Unisource or its subsidiaries through the vesting dates. Except as otherwise provided in the Plan, an LTIP Award shall be forfeited if the participant ceases to be a full-time active employee of Unisource and its subsidiaries before the end of the Performance Period and Vesting Period. All LTIP Awards that are forfeited upon termination of employment shall be immediately returned to Unisource.

          (b) Unless the Committee or Chief Operating Officer (as applicable) determines otherwise, if a participant becomes totally disabled (as defined in the Unisource Long-Term Disability Plan) or dies during the Performance Period, the participant (or the participant's estate) shall be entitled to receive a pro-rated LTIP Award as determined by the Committee or Chief Operating Officer (as applicable), which shall be payable, if earned,
after the end of the Performance Period.    Unless the Committee or Chief
Operating Officer (as applicable) determines otherwise, if a participant becomes totally disabled or dies during the Vesting Period, the participant (or the participant's estate) shall be fully vested in the LTIP Award, which shall be payable as soon as is practicable after the participant's death or disability.

          (c) Notwithstanding the foregoing, the Committee or Chief Operating Officer (as applicable) may determine that an LTIP Award shall become vested, fully or partially, in any other circumstances that the Committee or Chief Operating Officer (as applicable) deems appropriate; provided, however, that the Committee shall not have the authority to accelerate vesting under this subsection with respect to an LTIP Award of a Section 162(m) Executive if such vesting would cause the LTIP Award to fail to meet the requirements for "qualified performance based compensation" under Section 162(m).

          (d) In the event a participant transfers to a position as a full-time active employee of another business unit within Unisource or a subsidiary before the end of the Performance Period, the Committee or Chief Operating Officer (as applicable), may make an adjustment in the amount of the LTIP Award, the Performance Period, the Vesting Period and the performance goals associated with the LTIP Award, or may determine that the LTIP Award shall be forfeited in part or in its entirety. Any such adjustment or forfeiture shall be made in the sole discretion of the Committee or Chief Operating Officer (as applicable); provided, however, that the Committee shall not have the authority to make such an adjustment with respect to an LTIP Award of a Section 162(m) Executive if the adjustment would cause the LTIP Award to fail to meet the requirements for "qualified performance based compensation" under Section 162(m).

     10.  ANNUAL BONUSES.

          (a) The Committee shall have the authority to grant Annual Bonuses to executive officers, and the Chief Operating Officer shall have the authority to grant Annual Bonuses to other participants. The Committee (with respect to executive officers) and the Chief Operating Officer (with respect to other participants) shall (i) designate those key employees who may be eligible for Annual Bonuses under the Plan for a fiscal year, (ii) determine the performance goals that must be satisfied as a condition to earning an Annual Bonus for a fiscal year, (iii) determine the requirements and conditions for Annual Bonuses,
(iv) determine the amounts of Annual Bonuses, (v) determine the extent to which the performance goals applicable to Annual Bonuses have been achieved, and (vi) determine the time of payment of Annual Bonuses. The amount of Annual Bonuses, if any, made each year, the key employees to whom Annual Bonuses are made, the performance goals applicable to each Annual Bonus, and the other terms and conditions of Annual Bonuses shall be wholly within the discretion of the Committee (with respect to executive officers) and Chief Operating Officer (with respect to other participants), subject to the individual limit for executive
officers as described in Section 10(b) below.   The performance goals, amounts
and conditions for Annual Bonuses may differ as among employees or classes of employees.

          (b) The Committee shall establish objective performance goals for Annual Bonuses to executive officers. The performance goals may relate to the performance of an executive officer's business unit or the performance of Unisource and its subsidiaries as a whole, or any combination of the foregoing. The Committee shall use any objectively determinable performance goals, based on one or more of the following business criteria, to measure performance: (i) stock price, (ii) sales, (iii) earnings per share, (iv) return on equity, (v) return on assets, (vi) growth in assets, (vii) total shareholder return, (viii) strategic business criteria, consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures,
(ix) asset management, (x) cash flow return on investment, or (xi) economic value per share. The maximum amount that may be awarded to an executive officer through an Annual Bonus under the Plan for a fiscal year is $5,000,000.

          (c) Annual Bonuses payable to Section 162(m) Executives are intended to be considered "qualified performance based compensation" under
Section 162(m) of the Code. In order to comply with Section 162(m), the Committee shall establish the performance goals in writing either before the beginning of the fiscal year or during a period ending no later than the earlier of (i) 90 days after the beginning of the fiscal year or (ii) the date on which 25% of the fiscal year has been completed, or such other date as may required or permitted under the applicable regulations under Section 162(m) of the Code. The performance goals shall satisfy any applicable requirements for "qualified performance based compensation," including the requirement that the achievement of the goals be "substantially uncertain" at the time that they are established and that the goals be defined in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. Notwithstanding anything in the Plan to the contrary, for any Annual Bonus that is "qualified performance based compensation" under
Section 162(m) of the Code, the Committee shall not have the power to increase the amount of compensation that is payable upon achievement of the designated performance goals.

          (d) Except as otherwise provided in the Plan, no Annual Bonus shall be payable to a participant who ceases to be a full-time active employee of Unisource and its subsidiaries before the end of the fiscal year to which the
Annual Bonus relates.   Unless the Committee or Chief Operating Officer (as
applicable) determines otherwise, if a participant becomes totally disabled (as defined in the Unisource Long-Term Disability Plan) or dies during the fiscal year, the participant (or the participant's estate) shall be entitled to receive a pro-rated Annual Bonus for the fiscal year, as determined by the Committee or Chief Operating Officer (as applicable). The pro-rated Annual Bonus shall be payable, if earned, after the end of the fiscal year. The Committee or Chief Operating Officer (as applicable) may determine that an Annual Bonus shall become payable, fully or partially, in any other circumstances that the Committee or Chief Operating Officer (as applicable) deems appropriate; provided, however, that the Committee shall not have the authority to make such a determination with respect to an Annual Bonus of a Section 162(m) Executive if such determination would cause the Annual Bonus to fail to meet the requirements for "qualified performance based compensation" under Section 162(m).

          (e) In the event a participant transfers to a position as a full-time active employee of another business unit within Unisource or a subsidiary during a fiscal year, the Committee or Chief Operating Officer (as applicable), may make an adjustment in the amount of the Annual Bonus and the performance goals associated with the Annual Bonus, or may determine that the Annual Bonus shall not be payable in part or in its entirety. Any such adjustment or determination shall be made in the sole discretion of the Committee or Chief Operating Officer (as applicable); provided, however, that the Committee shall not have the authority to make such an adjustment or determination with respect to an Annual Bonus of a Section 162(m) Executive if the adjustment would cause the Annual Bonus to fail to meet the requirements for "qualified performance based compensation" under Section 162(m).

     11.  CERTIFICATION; FORFEITURE.

          (a) At the end of each Performance Period (with respect to LTIP Awards) and fiscal year (with respect to Annual Bonuses), the Committee (with respect to executive officers) and the Chief Operating Officer (with respect to participants who are not executive officers) shall determine whether and to what extent the performance goals have been met, and shall certify in writing the extent to which the performance goals have been met. Unisource shall notify participants of the performance results and the effect of such performance on their LTIP Awards and Annual Bonuses. If and to the extent that the Committee or Chief Operating Officer (as applicable) does not certify that the performance goals have been met, the LTIP Awards for the Performance Period or Annual Bonuses for the fiscal year (as applicable) shall not be paid.

          (b) After the Committee and Chief Operating Officer have certified attainment of the performance goals as described above, and after completion of any Vesting Period with respect to LTIP Awards, Unisource shall cause such amounts as are earned pursuant to the applicable LTIP Awards and Annual Bonuses to be paid to the participants, subject to withholding taxes and subject to deferral, if applicable, under any of Unisource's deferred compensation plans that may apply to the participants.

     12.  RESTRICTED STOCK.

          (a) If Shares of restricted stock are issued as LTIP Awards, Unisource shall retain possession of such Shares until all restrictions on the Shares have lapsed. During the Performance Period and Vesting Period, a participant may not sell, assign, transfer, pledge or otherwise dispose of Shares of restricted stock, except, in the event of the participant's death, by will or by the laws of descent and distribution. Any certificate issued for a Share of restricted stock shall contain a legend giving appropriate notice of the restrictions on the restricted stock. The participant shall be entitled to have the legend removed from the stock certificate covering the Shares when all restrictions on such Shares have lapsed.

          (b) During the Performance Period and any Vesting Period, each participant shall have the right to vote any Shares that are subject to an outstanding LTIP Award of restricted stock and to receive any dividends or other distributions paid on such Shares, subject to any restrictions deemed appropriate by the Committee (with respect to executive officers) or the Chief Operating Officer (with respect to participants who are not executive officers). Stock distributed in connection with a stock split or a stock dividend, and any other property distributed as a dividend, shall be subject to the same restrictions and risk of forfeiture as the restricted stock with respect to which such stock or other property is distributed.

     13.  CHANGE OF CONTROL.

          (a) If a Change of Control (as defined below) occurs, unless the Committee (with respect to executive officers) or the Chief Operating Officer (with respect to participants who are not executive officers) determines otherwise, outstanding LTIP Awards shall become fully vested. The Committee or Chief Operating Officer (as applicable) may determine that outstanding LTIP Awards shall not become fully vested in the event of a Change of Control, or that they shall become only partially vested. The Committee or Chief Operating Officer (as applicable) may also make adjustments in the amount and form of LTIP

Awards, the Performance Period, the Vesting Period and the performance goals associated with an LTIP Award, or may convert Shares into shares of a successor corporation, as the Committee or Chief Operating Officer (as applicable) deems appropriate. Any such action or adjustment shall be made in the sole discretion of the Committee or Chief Operating Officer (as applicable), and the Committee shall take into consideration the requirements for "qualified performance based compensation" under Section 162(m) of the Code, as they relate to LTIP Awards of
Section 162(m) Executives.

          (b) If a Change of Control occurs, the Committee (with respect to executive officers) or the Chief Operating Officer (with respect to participants who are not executive officers) shall determine whether and to what extent Annual Bonuses shall be payable for the fiscal year in which the Change of Control occurs. Any such determination shall be made in the sole discretion of the Committee or Chief Operating Officer (as applicable), and the Committee shall take into consideration the requirements for "qualified performance based compensation" under Section 162(m) of the Code as they relate to Annual Bonuses of Section 162(m) Executives.

          (c) As used herein, a "Change of Control" shall be deemed to have occurred if:

               (i) Any "person" (as such terms is used in Section 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Unisource representing 20% or more of the voting power of the then outstanding securities of Unisource; or

               (ii) The shareholders of Unisource approve (or, if shareholder approval is not required, the Board approves) an agreement providing for
     (i) the merger or consolidation of Unisource with another corporation where the shareholders of Unisource, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of Unisource, or (iii) a liquidation or dissolution of Unisource.

          (d) Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, no action shall be taken that would make the Change of Control ineligible for pooling of interests accounting treatment if, in the absence of such right, the Change of Control would qualify for such treatment and Unisource intends to use such treatment with respect to the Change of Control.

     14. TAX WITHHOLDING. All Awards shall be subject to applicable federal, state, city, non-U.S. and other tax withholding requirements. Unisource shall have the right to withhold from amounts payable under this Plan and from other compensation payable to the participant amounts necessary to satisfy withholding requirements with respect to Awards, or Unisource may require that the participant pay to Unisource the amount of any such taxes that Unisource is required to withhold with respect to an Award. If the Committee or Chief Operating Officer (as applicable) so permits, a participant may elect to satisfy Unisource's tax withholding obligation with respect to an Award by having Unisource withhold the amount payable under the Award by up to one-half of the total payment.

     15. ADJUSTMENTS TO SHARES. If the outstanding shares of Unisource common stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or other property (other than ordinary cash dividends) are distributed with respect to such shares of Unisource common stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of Unisource, reorganization, recapitalization, reclassification, dividend, stock split, reverse stock split, spin off, split off, or other distribution with respect to such shares of common stock or other securities, the Committee (with respect to executive officers) and the Chief Operating Officer (with respect to participants who are not executive officers) may make an appropriate and proportionate adjustment in (i) the number and kinds of Shares reserved for issuance under the Plan, (ii) the maximum number and kind of Shares that may be granted to an executive officer, and (iii) the number and kind of Shares subject to then outstanding LTIP Awards under the Plan. No fractional shares will be issued under the Plan on account of any such adjustments.

     16. ADJUSTMENTS TO PERFORMANCE GOALS. If any performance goal, criterion or target for any Performance Period or fiscal year is affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) that, in the judgment of the Committee or Chief Operating Officer (as applicable) should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee or Chief Operating Officer (as applicable) may, for any purpose of the Plan, adjust such goal, criterion or target, as the case may be, for such Performance Period or fiscal year (and subsequent periods as appropriate), or any combination of them, and may make credits, payments and reductions accordingly under the Plan; provided, however, that the Committee shall not have the authority to make any such adjustment with respect to an Award to a Section 162(m) Executive that would cause the Award to fail to meet the requirements for "qualified performance based compensation" under Section 162(m).

     17. NONASSIGNMENT. Awards, and the rights and privileges conferred hereby, may not be transferred, assigned, pledged or hypothecated in any way, whether by operation of law or otherwise (except by will or by the laws of descent and distribution in the event a participant dies), shall not be subject to execution, attachment or similar process, and shall not be subject to the claims of a participant's creditors.

     18. PLAN AND AWARD NOT TO AFFECT EMPLOYMENT. Neither this Plan nor any Award shall confer on any employee any right to continue in the employ of Unisource or a subsidiary.

     19. OTHER BENEFITS. Neither the receipt of an LTIP Award nor the issuance of Shares or payment of other compensation pursuant to an LTIP Award shall be deemed compensation for purposes of computing benefits under any retirement plan, nor shall it affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefit is related to the level of compensation, unless the Committee or Chief Operating Officer (as applicable) determines otherwise.

     20. AMENDMENT AND TERMINATION. The Board shall have complete power and authority to terminate and in any respect amend or modify the Plan, except to the extent that the approval of Unisource's shareholders is required under
Section 162(m) of the Code or other applicable law. No amendment, modification or termination of the Plan may have a material adverse effect on the rights of a participant with respect to any Award previously granted, without his or her consent.

     21. GOVERNMENT AND OTHER REGULATIONS. The obligation of Unisource to issue and transfer Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required. No Shares shall be issued or transferred in connection with any Award unless and until all legal requirements applicable to the issuance or transfer or such Shares have been complied with to the satisfaction of the Committee or the Chief Operating Officer (as applicable). The Committee or the Chief Operating Officer (as applicable) shall have the right to condition any Award on the participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such Shares as the Committee or the Chief Operating Officer (as applicable) shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such Shares may be legended to reflect any such restrictions. Certificates representing Shares issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. Nothing contained in the Plan shall be construed to limit the authority of Unisource to exercise its corporate rights and powers.

     22.  COMPLIANCE WITH RULE 16b-3 AND SECTION 162(m).    With respect to
persons subject to Section 16 of the Exchange Act, it is the intent of Unisource that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. Any Awards to executive officers that are intended to qualify as "qualified performance based compensation" under Section 162(m) of the Code shall be administered in a manner consistent with the regulations under Section 162(m). With respect to Awards that are intended to qualify as "qualified performance based compensation," if any applicable provision of the Plan or any provision of the Award does not comply with or is inconsistent with the requirements of Section 162(m) or the regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer on the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives.

     23. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                                                                      Appendix C


                           UNISOURCE WORLDWIDE, INC.

                      RESTRICTED STOCK PLAN FOR DIRECTORS


     1. PURPOSE. The purpose of this Restricted Stock Plan for Directors (the "Plan") of Unisource Worldwide, Inc. ("Unisource") is to promote an identity of interest between Unisource and its directors and to attract and retain highly competent individuals to serve as members of Unisource's Board of Directors.

     2. EFFECTIVE DATE. This Plan shall become effective as of January 1, 1997, subject to approval by the shareholders of Unisource. Awards that are made before the shareholders approve the Plan shall be made subject to shareholder approval of the Plan.

     3. ELIGIBILITY. Members of the Board of Directors of Unisource who are not employees of Unisource or a subsidiary shall be eligible to participate in
the Plan ("Participants").   Each such non-employee director shall become a
Participant on the later of (i) the Effective Date or (ii) the date such individual first becomes a non-employee director.

     4. STOCK. There are authorized for issuance or delivery under the Plan an aggregate of 100,000 shares of Unisource's common stock, subject to adjustment as provided hereinafter in Section 10. Such shares may be authorized but unissued shares, whether now or hereafter authorized, or issued shares which have been reacquired by Unisource.

     5.   ADMINISTRATION.

          (a) The Plan shall be administered by the Human Resources Committee (the "Committee") of the Board of Directors of Unisource (the "Board") or by the Board. If the Board determines that it shall administer the Plan, all references in the Plan to the "Committee" shall be deemed to refer to the Board. Without limiting the foregoing, the Board may determine that awards under the Plan shall be subject to Board approval if the Board determines that such approval is necessary or appropriate to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (b) The Committee shall have full power and authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and take all other actions deemed necessary or advisable in administering the Plan. The determinations of the Committee on matters relating to administration of the Plan shall be conclusive and binding on all persons for all purposes. The members of the Committee shall not be liable for any action taken or any decision made in good faith relating to the Plan or any award hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of Unisource, not as a fiduciary, and in keeping with the objectives of the Plan, and need not be uniform as to similarly situated individuals.

     6.   AWARDS.

          (a) Awards of Share Units. Awards shall be made under the Plan in the form of phantom shares of Unisource common stock ("Share Units"). Each Share Unit shall represent a phantom interest equivalent to one share of Unisource common stock ("Share"). Unisource shall credit Share Units awarded under the Plan to book accounts ("Accounts") established on Unisource's records for the Participants.

          (b) Initial Awards. As of the Effective Date, the Unisource Worldwide, Inc. Retirement Plan for Non-Employee Directors (the "Retirement Plan") shall be terminated, subject to shareholder approval of this Plan. On January 23, 1997, each Participant shall receive an award of Share Units calculated based on the present value of the Participant's accrued benefit under the Retirement Plan. The present value of each Participant's benefit under the Retirement Plan shall be computed as of the Effective Date by Unisource's actuaries (using a 7-3/4 % interest rate and other reasonable actuarial assumptions established by Unisource's actuaries), and then shall be divided by the fair market value of a Unisource Share as of January 23, 1997. The fair market value of Unisource Shares shall be the closing sales price of Unisource Shares as reported on the New York Stock Exchange Composite Tape on January 23, 1997. Unisource shall credit to each Participant's Account Share Units equal to the amount so computed.

          (c) Annual Awards. On January 23, 1997 and on the date of each annual meeting of Unisource's shareholders thereafter, each Participant shall receive an annual award of 800 Share Units. The Committee may change the number of Share Units to be subject to an annual award by taking such action on or before the date of the annual award. The Share Units shall be credited to each Participant's Account as of the award date. If a director becomes a Participant after the award date for a year, the Committee may grant the director an award of Share Units in such amount as the Committee deems appropriate.

     7. DIVIDEND EQUIVALENTS. From the date of grant of each Share Unit until the Participant's Account has been fully distributed, on each dividend payment date for Unisource Shares, Unisource shall credit to each Participant's Account an amount equal to the dividend equivalent associated with the Share Units then credited to the Account. The dividend equivalent is an amount determined by multiplying the number of Share Units then credited to a Participant's Account by the per share cash dividend, or the per share fair market value (as determined by the Committee) of any non-cash dividend, paid by Unisource on its Shares on the dividend payment date. The amount of dividend equivalent credited to the Participant's Account shall then be converted to a number of Share Units based on the closing sales price of Unisource Shares as reported on the New York Stock Exchange Composite Tape on the dividend payment date.

     8.   REDEMPTION OF SHARE UNITS.

          (a) Separation from Service. If a Participant retires, dies or otherwise ceases to be a member of the Board for any reason, Unisource shall redeem all the Share Units then credited to the Participant's Account in a lump sum payment as soon as practicable following such separation from service.

          (b) Redemption. Unisource shall redeem Share Units by paying the Participant (or his or her estate or personal representative, in the event of death) a number of whole Shares equal to the number of Share Units being redeemed. Any fractional Share Units credited to a Participant's Account shall be paid in cash based on the closing sales price of Unisource Shares as reported on the New York Stock Exchange Composite Tape on the last business day before the payment date.

          (c) Awards Subject to Shareholder Approval. Notwithstanding the foregoing, Share Units that are awarded before the shareholders approve the Plan may not be redeemed until after the shareholders approve the Plan. If a redemption is postponed as a result of this Subsection (c), the redemption shall be made as soon as is practicable after the shareholders approve the Plan.

     9. ACCOUNTS. Unisource shall keep records to reflect the number of Share Units credited to each Participant's Account. Fractional Share Units shall accumulate in the Participant's Account and shall be added to other fractional Share Units held in the Account to create whole Share Units. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of Unisource as a result of awards under this Plan.
Nothing contained in this Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between Unisource and any Participant or any other person. To the extent that a Participant or other person acquires a right to receive payments from Unisource hereunder, such right shall be no greater than the right of any unsecured general creditor of Unisource.

     10. ADJUSTMENTS. If the outstanding shares of Unisource common stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or other property (other than ordinary cash dividends) are distributed with respect to such shares of Unisource common stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of Unisource, reorganization, recapitalization, reclassification, dividend, stock split, reverse stock split, spin off, split off, or other distribution with respect to such shares of common stock or other securities, the Committee may make an appropriate and proportionate adjustment in (i) the maximum number and kind of Shares reserved for issuance under the

Plan, (ii) the number and kind of awards granted annually under the Plan and
(iii) the number and kind of Share Units and Shares subject to then outstanding awards under the Plan. No fractional Shares will be issued under the Plan on account of any such adjustments.

     11. NONASSIGNMENT. Awards of Share Units, and the rights and privileges conferred hereby, may not be transferred, assigned, pledged or hypothecated in any way, whether by operation of law or otherwise (except by will or by the laws of descent and distribution in the event a Participant dies), shall not be subject to execution, attachment or similar process, and shall not be subject to the claims of a Participant's creditors.

     12. NO RIGHTS AS A SHAREHOLDER. No Participant shall have any rights as a shareholder of Unisource as a result of the award of Share Units under the Plan.

     13. TAX WITHHOLDING. All awards shall be subject to any applicable tax withholding requirements. Unisource shall have the right to withhold from other compensation payable to the Participant amounts necessary to satisfy withholding requirements with respect to awards, or Unisource may require that the Participant pay to Unisource the amount of any such taxes that Unisource is required to withhold with respect to an award. If the Committee so permits, a Participant may elect to satisfy Unisource's tax withholding obligation with respect to an award by having Unisource withhold the number of Shares that become issuable to the Participant pursuant to the Plan by up to one-half of the total number of Shares.

     14. AMENDMENT AND TERMINATION. The Board shall have complete power and authority to terminate and in any respect amend or modify the Plan, except to the extent that the approval of Unisource's shareholders is required under applicable law. No amendment, modification or termination of the Plan may have a material adverse effect on the rights of a Participant with respect to any awards previously granted, without his or her consent. No awards may be granted pursuant to this Plan after February 1, 2007. However, awards made before such date shall continue to be governed in accordance with the terms of the Plan.

     15. GOVERNMENT AND OTHER REGULATIONS. The obligation of Unisource to issue and transfer Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required. No Shares shall be issued or transferred in connection with any award unless and until all legal requirements applicable to the issuance or transfer or such Shares have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any award on the Participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such Shares as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such Shares may be legended to reflect any such restrictions. Certificates representing Shares issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. Nothing contained in the Plan shall be construed to limit the authority of Unisource to exercise its corporate rights and powers.

     16.  COMPLIANCE WITH RULE 16b-3.    With respect to persons subject to
Section 16 of the Exchange Act, it is the intent of Unisource that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.

     17. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                                                                      Appendix D

                           UNISOURCE WORLDWIDE, INC.

                          DIRECTORS' STOCK OPTION PLAN

                  AS AMENDED AND RESTATED ON NOVEMBER 7, 1997
                  -------------------------------------------


     1. PURPOSE. The purpose of this Directors' Stock Option Plan (the "Plan") of Unisource Worldwide, Inc. ("Unisource" or the "Company") is to promote an identity of interest between Unisource and its directors and to attract and retain highly competent individuals to serve as members of Unisource's Board of Directors.

     2.   EFFECTIVE DATE.  This Plan shall become effective as of December 1,
1996.

     3. STOCK. There are authorized for issuance or delivery upon the exercise of options to be granted from time to time under the Plan an aggregate of 500,000 shares of Unisource's common stock, $.001 par value, subject to adjustment as provided hereinafter in Paragraph 13. Such shares may be, in whole or in part, authorized but unissued shares, whether now or hereafter authorized, or issued shares which have been reacquired by Unisource. If any option under this Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the shares which have not been purchased thereunder shall again become available for the purpose of this Plan.

     4.   ADMINISTRATION.

          (a) The Plan shall be administered by the Human Resources Committee (the "Committee") of the Board of Directors of Unisource (the "Board") or by the Board, except as provided otherwise in the Plan. If the Board determines that it shall administer the Plan, all references in the Plan to the "Committee" shall be deemed to refer to the Board.

          (b) Without limiting the foregoing, the Board may determine that grants of options under the Plan shall be subject to Board approval if the Board determines that such approval is necessary or appropriate to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

          (c) The Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations and take all other actions deemed necessary or advisable in administering the Plan.

          (d) The determinations of the Committee on the matters referred to in this Paragraph 4 shall be conclusive. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any grant hereunder.

          (e) An Administrator of the Plan may from time to time be appointed by the Committee. Such Administrator shall be responsible for the general administration of the Plan under the policy guidance of the Committee. The Administrator shall be in the employ of Unisource and shall be compensated for services and expenses by Unisource according to its normal employment policies, without special or additional compensation, other than reimbursement of expenses, for his or her services as the Administrator.

     5.   AUTOMATIC ANNUAL STOCK OPTION AWARDS.

          (a) Each year, for as long as the Plan remains in effect, each Unisource director who is not then an employee of Unisource or any of its subsidiary corporations (as defined in Section 424 of the Internal Revenue Code of 1986, as amended) ( a "Non-Employee Director") shall automatically be granted an option (a "Regular Option") to purchase 3,000 shares of common stock of Unisource (or such other number of shares, if any, as the Board from time to time shall determine) immediately following the annual meeting of shareholders. The Board may change the number of shares to be subject to an annual grant of Regular Options in its discretion, and the Board may make a discretionary grant of Regular Options to a Non-Employee Director as it deems appropriate. An individual who ceases to be a director of Unisource at the annual meeting of shareholders shall not be entitled to receive a grant of a Regular Option at that date. For the initial year of the Plan, an annual grant of Regular Options shall be made as of January 23, 1997, the date of the first Board meeting. Each Regular Option shall be evidenced by an option award document which shall comply with and be subject to the applicable terms and conditions set forth in the Plan.

          (b) The exercise price for each Regular Option granted under the Plan shall be 100% of the Fair Market Value of shares of Unisource common stock on the date on which the option is granted (the "Grant Date"). For purposes of this Plan, "Fair Market Value" shall be the closing price per share of Unisource common stock as reported on the New York Stock Exchange Composite Tape.

          (c) Each Regular Option may be exercised after the date that is six months following the Grant Date. However, if the director ceases to be a member of the Board on account of attainment of retirement age specified by the Board, death or disability, as determined by the Board, the Regular Option shall be exercisable as of the date on which the director ceases to be a member of the Board.

          (d) Each Regular Option shall have a term of ten years from the Grant Date. No option granted under the Plan shall be exercisable after the expiration of its term. Each Regular Option shall be subject to termination before its date of expiration as herein provided in Paragraph 7 below.

     6.   ELECTIVE ANNUAL STOCK OPTION AWARDS.

          (a) Each year, for as long as the Plan remains in effect, each Non-Employee Director who has filed with Unisource an election to receive a stock option in lieu of the Annual Retainer (or a portion thereof) to be earned by such director in the next following Plan Year shall receive an option (a "Discounted Option") to purchase shares of Unisource common stock. The Discounted Option shall be granted immediately following the annual meeting of shareholders. An individual who ceases to be a director of Unisource at the annual meeting of shareholders shall not be entitled to receive a grant of a Discounted Option at that date. For the initial year of the Plan, the initial grant of Discounted Options shall be made as of January 23, 1997, the date of the first Board meeting. Each Discounted Option shall be evidenced by an option award document which shall comply with and be subject to the applicable terms and conditions set forth in the Plan.

          (b) The number of shares of Unisource common stock subject to each Discounted Option granted to a director for a Plan Year shall be equal to the nearest number of whole shares determined in accordance with the following formula:

          Annual Retainer              =     Number of Shares
          -------------------------
          Fair Market Value minus
          Exercise Price

No fractional shares shall be issued, nor shall cash payments be made in lieu of fractional shares. "Exercise Price" shall be defined as set forth in Paragraph 6(c), and "Fair Market Value" and "Grant Date" shall be defined as set forth in Paragraph 5(b). "Annual Retainer" shall mean the amount of fees which the director will be entitled to receive during a Plan Year for serving as a director or a member (or chairman) of one or more committees of the Board or a trustee (or trustee chairman) of any of Unisource's employee benefit plan trusts; provided, however, that if a director elects to receive a stock option in lieu of only a portion of the Annual Retainer, the Annual Retainer for purposes of the foregoing formula shall equal the portion of the Annual Retainer so elected. For purposes of this Plan, "Annual Retainer" shall not include fees or expenses for attendance at meetings of the Board or any committee of the Board or for any other services to be provided to Unisource except as set forth herein.

          (c) The "Plan Year" is the twelve month period beginning each February 1 and ending on the last day of January. However, if the Company's annual meeting of shareholders is held in a month other than January, the Board may change the Plan Year to a period that corresponds appropriately to the date of the annual meeting of shareholders.

          (d) The exercise price for each Discounted Option granted under the Plan shall be 25% to 75% (as determined by the Board) of the Fair Market Value of shares of Unisource common stock on the Grant Date. Unless the Board determines otherwise, the exercise price for Discounted Options shall be 75% of the Fair Market Value of shares of Unisource common stock on the Grant Date.

          (e) Each Discounted Option may be exercised after the date that is twelve months following the Grant Date. However, except as provided below, if the Director ceases to be a member of the Board on account of attainment of retirement age specified by the Board, death or disability, as determined by the Board, the Discounted Option shall be exercisable as of the date on which the director ceases to be a member of the Board.

          (f) Notwithstanding the foregoing, if a director ceases to be a member of the Board for any reason, any portion of a Discounted Option that is attributable to a portion of an Annual Retainer that has not yet been earned shall automatically abate and be canceled.

          (g) Each Discounted Option shall have a term of twenty years from the Grant Date. No option granted under the Plan shall be exercisable after the expiration of its term. Each option shall be subject to termination before its date of expiration as herein provided in Paragraph 7 below.

     7. TERMINATION OF DIRECTORSHIP. The rights of a director in an option under the Plan shall not terminate upon such director's termination as a director for any reason (including retirement because of age, death or disability), except as provided in Paragraph 6(f) above or except as provided below. Except as provided in Paragraph 6(f) above, any option granted to a director and outstanding on the date of his or her death may be exercised by the administrator of such director's estate or the person to whom the option shall have been validly transferred by will or the laws of descent and distribution, but not beyond the first to occur of (i) the expiration of twelve months from the date of the director's death, or (ii) the specified expiration date of the option. Upon the first to occur of the foregoing events, the option shall terminate.

     8. CONVERSION OF ALCO OPTIONS. In connection with the distribution by Alco Standard Corporation ("Alco") of the common stock of Unisource to Alco's shareholders, the Unisource directors who were members of the Alco Board of Directors immediately before the distribution may elect, prior to January 23, 1997, to have their outstanding options to purchase Alco stock that were granted under Alco's stock option plans for directors converted into options to purchase Unisource common stock. The options to purchase Alco stock shall be converted into options to purchase Unisource stock according to a formula approved by the Board and the Alco Board of Directors that is intended to preserve the economic value of the options as of the date of the conversion. In all other respects, the terms of such Unisource options shall be substantially identical to the terms of the replaced Alco options, except that membership on the Unisource Board shall be considered continued Board membership for purposes of the Unisource options. The new Unisource options shall be administered pursuant to the terms of this Plan. Each new Unisource option shall be evidenced by an option award document which shall comply with and be subject to the applicable terms and conditions set forth in the Plan.

      9. EXERCISE OF OPTIONS. Options may be exercised only by written notice to Unisource. The full exercise price for the shares as to which options are exercised shall be paid in cash, by check payable to Unisource, or by delivering to the Administrator the number of shares of Unisource common stock with a fair market value (on the date of exercise) equal to the exercise price.

     10.  LIMITATIONS.

          (a) No options may be granted pursuant to this Plan after November 30, 2006.

          (b) No option granted pursuant to this Plan shall be transferable by the optionee otherwise than by will or the laws of descent and distribution, and an option shall be exercisable during the optionee's lifetime only by the optionee.

      11. WITHHOLDING TAXES. Whenever shares of Unisource common stock are to be issued or delivered, the Committee shall have the right to require the recipient to remit to Unisource an amount sufficient to satisfy any required federal, state or local income or employment tax withholding requirements.

      12.  LIMITATION OF RIGHTS.

          (a) Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan, shall constitute evidence of any agreement or understanding, expressed or implied, that Unisource will nominate any director for reelection by Unisource's shareholders.

          (b) An optionee shall have no rights as a shareholder with respect to any shares covered by an option until the option is duly exercised. Except as is described in Paragraph 13 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such share certificate is issued.

      13. ADJUSTMENTS. If the outstanding shares of Unisource common stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or other property (other than ordinary cash dividends) are distributed with respect to such shares of Unisource common stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of Unisource, reorganization, recapitalization, reclassification, dividend, stock split, reverse stock split, spin off, split off, or other distribution with respect to such shares of common stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of options to be granted annually under the Plan, (iii) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (iv) the price for each share subject to any then outstanding options under the Plan. No fractional shares will be issued under the Plan on account of any such adjustments.

      14. AMENDMENT AND TERMINATION. The Board shall have complete power and authority to terminate and in any respect amend or modify the Plan, except to the extent that the approval of Unisource's shareholders is required under applicable law. No amendment, modification or termination of the Plan may have a material adverse effect on the rights of an optionee with respect to any option previously granted, without his or her consent.

      15. GOVERNMENT AND OTHER REGULATIONS. The obligation of Unisource to sell, issue and deliver shares upon exercise of options granted under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

      16. OTHER ACTIONS. Nothing contained in the Plan shall be construed to limit the authority of Unisource to exercise its corporate rights and powers including, but not limited to, the right of Unisource to grant options for proper corporate purposes otherwise than under the Plan.

      17. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                        PROMPTLY COMPLETE AND RETURN THE
                      PROXY/VOTING INSTRUCTION FORM BELOW
                            IN THE ENVELOPE PROVIDED

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------


                         PROXY/VOTING INSTRUCTION CARD
                           UNISOURCE WORLDWIDE, INC.

     The undersigned hereby appoints Hugh G. Moulton and Thomas A. Decker, or either of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of Unisource Worldwide, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on January 28, 1998, and any adjournments or postponements thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all other proxies heretofore given. Except for certain employee shares described below, shares owned by you will be voted only if you sign and return a proxy, or attend the meeting and vote by ballot. If you return a proxy and fail to specify a choice on any matter, your shares will be voted in accordance with the recommendation of the Board of Directors.

     For employees of Unisource Worldwide, Inc., this proxy also provides voting instructions for shares held for the account of the undersigned in the Unisource Worldwide, Inc. Retirement Savings Plan. The trustees for the Plan will vote these shares as directed provided you sign and return a proxy containing your voting instructions by January 21, 1998. IF NO VOTING INSTRUCTIONS ARE RECEIVED, THE TRUSTEES OF THE PLAN MAY VOTE YOUR SHARES IN THEIR DISCRETION (IN THE ABSENCE OF VOTING INSTRUCTIONS, THE TRUSTEES WILL GENERALLY VOTE YOUR SHARES IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS).

     1. Election of Directors (Mark only one)

      [_] Vote FOR all nominees listed       [_] Vote WITHHELD from all nominees
          below and recommended by the
          Board of Directors (except as
          directed to the contrary below)

          James J. Forese, James P. Kelly, Rogelio G. Sada


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
               THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

                                    (continued, and to be signed, on other side)

                       PROMPTLY COMPLETE AND RETURN THE
                      PROXY/VOTING INSTRUCTION FORM BELOW
                           IN THE ENVELOPE PROVIDED

                   Carefully fold & detach along perforation
--------------------------------------------------------------------------------
                           (continued from other side)

  2. The Board of Directors recommends a vote "FOR" the proposal to approve the Unisource Worldwide, Inc. Stock Option Plan for employees.
                  FOR   AGAINST   ABSTAIN
                  [_]     [_]       [_]

  3. The Board of Directors recommends a vote "FOR" the proposal to approve the Unisource Worldwide, Inc. Incentive Compensation Plan.
                  FOR   AGAINST   ABSTAIN
                  [_]     [_]       [_]

  4. The Board of Directors recommends a vote "FOR" the proposal to approve the Unisource Worldwide, Inc. Restricted Stock Plan for Directors.
                  FOR   AGAINST   ABSTAIN
                  [_]     [_]       [_]

  5. The Board of Directors recommends a vote "FOR" the proposal to approve the Unisource Worldwide, Inc. Directors' Stock Option Plan.
                  FOR   AGAINST   ABSTAIN
                  [_]     [_]       [_]

  6. In the proxies' discretion for such other matters as may properly come before the meeting.
                          +++
  PLEASE SIGN, DATE,      +
  DETACH AND RETURN       +
  THIS PROXY, USING THE
  ENCLOSED POSTAGE
  PREPAID REPLY ENVELOPE.

                              Dated ________________ SIGN HERE _________________
                              When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, sign the full corporate name by duly authorized officer.